UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dine Brands Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 17, 2026

Notice of 2026 Annual Meeting and Proxy Statement

2026 PROXY STATEMENT

10 West Walnut Street, 5th Floor

Pasadena, California 91103

(866) 995-DINE

March [·], 2026

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Dine Brands Global, Inc. (the “Annual Meeting”), which will be held on Thursday, May 14, 2026, at 8:00 a.m., Mountain Time, at The Inn at 500 Capitol, 500 South Capitol Boulevard, Boise, Idaho 83702. At this year’s Annual Meeting, you will be asked to: (i) elect the ten directors identified in this proxy statement; (ii) ratify the appointment of KPMG LLP as our independent auditor for the 2026 fiscal year; (iii) approve, on an advisory basis, the compensation of our named executive officers; (iv) approve, on an advisory basis, the right for stockholders to call a special meeting of the stockholders at a 25% ownership threshold; and (v) vote on a stockholder proposal regarding the right of stockholders to call a special meeting of stockholders at a 15% ownership threshold.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. You can vote your shares over the Internet, by telephone or by using a traditional proxy card. Instructions on each of these voting methods are outlined in the enclosed proxy statement.

We urge you to review carefully the proxy materials and to vote: (i) FOR the election of each of the directors identified in this proxy statement; (ii) FOR the ratification of the appointment of KPMG LLP as our independent auditor; (iii) FOR the approval, on an advisory basis, of the compensation of our named executive officers; (iv) FOR the approval, on an advisory basis, of the right for stockholders to call a special meeting of the stockholders at a 25% ownership threshold; and (v) AGAINST the stockholder proposal regarding the right of stockholders to call a special meeting of stockholders at a 15% ownership threshold.

Thank you for your continued support of and interest in Dine Brands Global, Inc. We look forward to seeing you on May 14th.

Sincerely yours,

Douglas M. Pasquale	John W. Peyton
Chairman of the Board of Directors	Chief Executive Officer

2026 PROXY STATEMENT

10 West Walnut Street, 5th Floor

Pasadena, California 91103

(866) 995-DINE

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2026

March [·], 2026

To the Stockholders of Dine Brands Global, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Dine Brands Global, Inc., a Delaware corporation (the “Corporation”), will be held at The Inn at 500 Capitol, 500 South Capitol Boulevard, Boise, Idaho 83702, on Thursday, May 14, 2026, at 8:00 a.m., Mountain Time, for the following purposes as more fully described in the accompanying proxy statement:

1)	To elect the ten directors identified in the proxy statement;

2)	To ratify the appointment of KPMG LLP as the Corporation’s independent auditor for the fiscal year ending January 3, 2027;

3)	To approve, on an advisory basis, the compensation of the Corporation’s named executive officers;

4)	To approve, on an advisory basis, the right for stockholders to call a special meeting of the stockholders at a 25% ownership threshold; and

5)	To vote on a stockholder proposal regarding the right of stockholders to call a special meeting of stockholders at a 15% ownership threshold.

Only stockholders of record at the close of business on March 18, 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

Christine K. Son,

Senior Vice President, Legal, General Counsel and Secretary

2026 PROXY STATEMENT

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders

of Dine Brands Global, Inc.

to be Held on May 14, 2026

The notice of the Annual Meeting, proxy statement, 2025 annual report to stockholders and the means to vote by Internet are available at www.envisionreports.com/DIN.

Your Vote is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating, and returning the proxy card. If you did not receive a paper copy of the proxy statement with the proxy card and would like to vote by proxy card, please refer to the instructions on requesting a paper copy of these materials in this proxy statement. All stockholders are cordially invited to attend the Annual Meeting. If you attend the Annual Meeting, you may vote during the meeting if you wish, even if you have previously voted by another method.

2026 PROXY STATEMENT

2026 PROXY STATEMENT
PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

10 West Walnut Street, 5th Floor

Pasadena, California 91103

(866) 995-DINE

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Q: Why am I receiving these materials?

A: Dine Brands Global, Inc. (the “Corporation”) has made these materials available to you on the Internet and by mail in connection with the Corporation’s solicitation of proxies for use at the 2026 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, May 14, 2026, at 8:00 a.m., Mountain Time, and at any adjournment or postponement thereof. These materials were first sent or made available to stockholders on March [·], 2026. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Annual Meeting will be held at The Inn at 500 Capitol, 500 South Capitol Boulevard, Boise, Idaho 83702.

Q: What is included in these materials?

A: These materials include:

•	This proxy statement for the Annual Meeting; and

•	The Corporation’s 2025 annual report to stockholders, which contains the annual report on Form 10-K for the fiscal year ended December 28, 2025, as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 25, 2026.

Q: What items will be voted on at the Annual Meeting?

A: The Board of Directors is requesting that stockholders vote on the following five proposals at the Annual Meeting:

Proposal One: The election of the ten directors identified in this proxy statement.

Proposal Two: The ratification of the appointment of KPMG LLP as the Corporation’s independent auditor for the fiscal year ending January 3, 2027.

Proposal Three: The approval, on an advisory basis, of the compensation of the Corporation’s named executive officers.

Proposal Four: An advisory vote to provide stockholders the right to call a special meeting of the stockholders at a 25% ownership threshold.

Proposal Five: A stockholder proposal regarding the right of stockholders to call a special meeting of stockholders at a 15% ownership threshold.

Q: What are the voting recommendations of the Board of Directors?

A: The Board of Directors recommends that you vote your shares:

•	“FOR” the ten individuals nominated to serve as directors;

•	“FOR” the ratification of the appointment of KPMG LLP as the Corporation’s independent auditor for the fiscal year ending January 3, 2027;

•	“FOR” the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers.

•	“FOR” the approval, on an advisory basis, of the right for stockholders to call a special meeting of the stockholders at a 25% ownership threshold; and

•	“AGAINST” the stockholder proposal regarding the right of stockholders to call a special meeting of stockholders at a 15% ownership threshold.

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2026 PROXY STATEMENT
PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Q: Who is entitled to vote?

A: Only stockholders of record at the close of business on March 18, 2026 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were [    ] shares of Common Stock outstanding. The holders of Common Stock are entitled to one vote per share. Stockholders of record of the Common Stock may vote their shares either in person at the Annual Meeting or by proxy.

Q: What constitutes a “quorum”?

A: A quorum is necessary to hold a valid meeting of stockholders. A quorum exists if the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote at the Annual Meeting are present at the meeting or represented by proxy.

Q: How do I cast my vote?

A: There are four ways to vote:

•	By Internet. To vote by Internet, go to www.envisionreports.com/DIN. Internet voting is available 24 hours a day, although your vote by Internet must be received by 11:59 p.m. Eastern Time on May 13, 2026. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by Internet, do not return your proxy card or voting instruction card unless you intend to revoke your earlier vote. If you hold your shares in “street name,” please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank, or other holder of record for Internet voting instructions.

•	By Telephone. To vote by telephone, registered stockholders should dial 800-652-VOTE (8683) and follow the instructions. Telephone voting is available 24 hours a day, although your vote by phone must be received by 11:59 p.m. Eastern Time, May 13, 2026. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by telephone, do not return your proxy card or voting instruction card unless you intend to revoke your earlier vote. If you hold your shares in street name, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank, or other holder of record for telephone voting instructions.

•	By Mail. By signing the proxy card and returning it in the prepaid and addressed envelope enclosed with proxy materials delivered by mail, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. Stockholders are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are ultimately unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

•	At the Annual Meeting. If you attend the Annual Meeting and plan to vote in person, you will be provided with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares. Whether you are a stockholder of record or a beneficial owner, you must bring valid, government-issued photo identification to gain admission to the Annual Meeting. For directions to the Annual Meeting, please visit the Investors section of the Corporation’s website at http://www.dinebrands.com.

Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by 11:59 p.m., Eastern Time on May 13, 2026.

Q: What happens if I do not give specific voting instructions?

A: If you do not give specific voting instructions, the following will apply:

Stockholders of Record. If you are a stockholder of record and properly sign and return a proxy card, but do not give specific voting instructions for each proposal, then the proxy holders will vote your shares as follows:

•	“FOR” the ten individuals nominated to serve as directors;

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PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

•	“FOR” the ratification of KPMG LLP as the Corporation’s independent auditor for the fiscal year ending January 3, 2027;

•	“FOR” the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers;

•	“FOR” the approval, on an advisory basis, of the right for stockholders to call a special meeting of the stockholders at a 25% ownership threshold; and

•	“AGAINST” the stockholder proposal regarding the right of stockholders to call a special meeting of stockholders at a 15% ownership threshold.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the “NYSE”), the organization that holds your shares may generally vote on routine matters in its discretion (such as Proposal Two-ratification of KPMG LLP as the Corporation’s independent auditor for the fiscal year ended January 3, 2027) but cannot vote on non-routine matters (such as Proposals One, Three, Four and Five). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the tabulator of votes that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote” and will have no impact on the voting results of the proposals to be presented at the Annual Meeting. Accordingly, stockholders are urged to give their broker or bank instructions on voting their shares on all matters.

Q: How will my stock be voted on other business brought up at the Annual Meeting?

A: By signing and submitting your proxy card or voting your shares on the Internet or by telephone, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. As of the date of this proxy statement, the Corporation does not know of any other business to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a stockholder of record, you can change your vote at any time before it is voted at the Annual Meeting by entering a new vote using the Internet or telephone, by submitting a later-dated proxy card or by voting by ballot at the Annual Meeting. You may also revoke your proxy at any time before it is voted at the Annual Meeting by giving written notice of revocation to the Secretary of the Corporation or you can revoke your proxy by voting during the Annual Meeting. If you hold shares in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you register to attend the Annual Meeting and obtain a legal proxy from your broker or other nominee authorizing you to vote the shares.

Q: What vote is necessary to pass the items of business at the Annual Meeting?

A: Assuming a quorum is present at the Annual Meeting, the ten director nominees identified in this proxy statement will be elected if they receive a majority of the votes cast. This means that the individuals nominated for election to the Board of Directors (Proposal One) will be elected if the votes cast “FOR” such nominee’s election exceed the number of votes cast “AGAINST” such nominee’s election. Abstentions and broker non-votes have no effect on the proposal for the election of directors. Any nominee for director who receives a greater number of votes cast “AGAINST” his or her election than votes cast “FOR” such election is required to tender his or her resignation to the Nominating and Corporate Governance Committee of the Board of Directors within 15 days of the certification of the stockholder vote at the Annual Meeting. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the tendered resignation, and the Board of Directors will act on such recommendation within 90 days of the certification of the stockholder vote at the Annual Meeting.

The affirmative vote of a majority of the voting power of the stock present or represented by proxy and entitled to vote on the proposal is required to approve Proposal Two, the ratification of KPMG LLP as the Corporation’s independent auditor for the fiscal year ending January 3, 2027; Proposal Three, the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers; Proposal Four, the approval, on an advisory basis, of the right for stockholders to call a special meeting of the stockholders at a 25% ownership threshold; and Proposal Five, the stockholder proposal regarding the right of stockholders to call a special meeting of stockholders at a 15% ownership threshold. If you abstain from voting on these matters, the abstention will have the same effect as a vote against that proposal. Broker non-votes, if any, will have no effect on the outcome of the proposals.

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2026 PROXY STATEMENT
PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A: Pursuant to rules adopted by the SEC, the Corporation has elected to provide access to its proxy materials via the Internet. Accordingly, the Corporation mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to its stockholders on March [·], 2026. The Notice contains instructions on how to access the Corporation’s proxy materials, including this proxy statement and the Corporation’s 2025 annual report to stockholders. The Notice also contains instructions on how to vote. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail or electronically by email. The Corporation encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings. This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials on an ongoing basis, please follow the instructions included in the Notice. If you have previously elected to receive the Corporation’s proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Q: What are the costs of this proxy solicitation and who will bear them?

A: The Corporation will bear the expense of printing, mailing, and distributing these proxy materials and soliciting votes. In addition to using the mail, the Corporation’s directors, officers, employees, and agents may solicit proxies by personal interview, telephone, or otherwise, although they will not be paid any additional compensation. The Corporation will request brokers and nominees who hold shares of the Corporation’s Common Stock in their names to furnish proxy materials to beneficial owners of the shares. The Corporation will reimburse such brokers and nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to such beneficial owners.

In addition, the Corporation has retained Saratoga Proxy Consulting LLC to assist in the distribution and solicitation of proxies. The Corporation has agreed to pay Saratoga Proxy Consulting LLC a fee of approximately $50,000 plus other solicitation-related expenses.

Q: Who will count the votes?

A: A representative of Computershare, transfer agent for the Corporation, will count the votes and will serve as the independent inspector of elections for the Annual Meeting.

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PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Additional Information

The Corporate Governance section of the Dine Brands Global, Inc. website provides up-to-date information about the Corporation’s corporate governance policies and practices. In addition, the Investors section of the website includes links to the Corporation’s filings with the SEC, news releases, and investor presentations by management. Please note that information contained on the Corporation’s website does not constitute part of this proxy statement. You may also obtain a copy of our periodic filings from the SEC’s EDGAR database at www.sec.gov.

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IMPORTANT NOTE

IMPORTANT NOTE

You should rely only on the information contained in this proxy statement to vote on the proposals at the Annual Meeting. The Corporation has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March [·], 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, unless indicated otherwise herein, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Current Board of Directors

The Corporation’s Amended and Restated Certificate of Incorporation provides that all directors will stand for election annually. As of the date of this proxy statement, there are 11 members of the Board of Directors:

Howard M. Berk
Amanda Clark
Richard J. Dahl
Michael C. Hyter
Douglas M. Pasquale
John W. Peyton
Martha C. Poulter
Matthew T. Ryan
Enrique Silva
Arthur F. Starrs
Lilian C. Tomovich

Richard J. Dahl, currently a director, is not standing for re-election and will be retiring from the Board of Directors as of the date of the Annual Meeting. Effective upon Mr. Dahl’s departure, the size of the Board will be 10 members.

The business and affairs of the Corporation are managed under the direction of the Board of Directors. It is management’s responsibility to formalize, propose and implement strategic choices and it is the Board of Directors’ role to approve strategic direction and evaluate strategic results, including both the performance of the Corporation and the performance of the Chief Executive Officer.

Board Leadership Structure

The Corporation’s Amended and Restated Bylaws (the “Bylaws”) require the Chairman of the Board of Directors to be elected from the independent members of the Board of Directors as determined by the NYSE listing standards. Mr. Pasquale has served as the independent Chairman of the Board of Directors since June 2025.

The Board of Directors believes the separation of the roles of Chairman of the Board of Directors and Chief Executive Officer allows the Chief Executive Officer to focus on managing the daily operations of the business and enhances the Board of Directors’ independence from management, thus leading to more effective monitoring and oversight of management. The Board of Directors believes this structure best serves the interests of the Corporation and its stockholders.

The Corporation’s Corporate Governance Guidelines outline the responsibilities of the Chairman of the Board of Directors. Amongst other responsibilities, the duties of the Chairman of the Board of Directors include:

•	leading and overseeing the Board of Directors;

•	presiding at Board of Directors meetings and annual meetings of stockholders;

•	developing the agenda for Board of Directors meetings in consultation with the Chief Executive Officer;

•	working with the Nominating and Corporate Governance Committee to oversee the annual evaluations of the Board of Directors;

•

serving as the principal liaison between the independent directors and the Chief Executive Officer and other members of management, provided that the Board of Directors also has full and unfettered access to the Chief Executive Officer and management;

•	advising and serving as a partner to the Chief Executive Officer;

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•

after reviewing with the Board of Directors, conducting the Chief Executive Officer’s annual performance review with the Chair of the Nominating and Corporate Governance Committee and conducting the Chief Executive Officer’s annual compensation discussion with the Chair of the Compensation Committee;

•	calling special meetings of stockholders and the Board of Directors as the Chairman of the Board of Directors deems appropriate;

•	meeting with the Chair of each committee in the first quarter of each year to discuss and set such committee’s goals and priorities for the year following the annual meeting of stockholders; and

•	serving as an advisor to management on investor relations matters as necessary and appropriate.

The Role of the Board of Directors in Risk Oversight

The Board of Directors and each of its committees have an active role in overseeing management of the Corporation’s risks. The Board of Directors regularly reviews information regarding the Corporation’s strategic, financial and operational risks and believes that evaluating how the executive team manages the various risks confronting the Corporation is one of its most important areas of oversight.

In carrying out this critical responsibility, the Board of Directors has established an Enterprise Risk Management Council consisting of our Chief Executive Officer, key members of the brand business units, risk management, quality assurance, legal, finance and internal audit functions within the Corporation. The Enterprise Risk Management Council assists the Board of Directors with the identification, assessment, management, and monitoring of risks inherent to the business of the Corporation and with risk management decisions pertaining to the Corporation’s practices and activities. The Enterprise Risk Management Council is led by the Corporation’s Vice President, Quality Assurance and Risk Management, who reports regularly to the Audit Committee and the Board of Directors.

The Audit Committee assists the Board of Directors with oversight of the Corporation’s policies with respect to risk assessment and risk management. In addition, the Audit Committee oversees and evaluates the management of risks associated with accounting, auditing, financial reporting and internal controls over financial reporting, food safety, quality assurance, cybersecurity and artificial intelligence. The Audit Committee has chosen one committee member to act as the liaison between the Board of Directors and the Corporation’s risk management team regarding these processes. The Audit Committee assists the Board of Directors and the Chief Executive Officer in its oversight of the integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance, qualifications, and independence of the Corporation’s independent auditor and the performance of the Corporation’s internal audit function. The Audit Committee is responsible for reviewing and discussing the guidelines and policies governing the process by which senior management and the Corporation’s internal audit function assess and manage the Corporation’s exposure to risk, as well as the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Compensation Committee and the Nominating and Corporate Governance Committee also oversee risks within their respective areas of responsibility. The Compensation Committee oversees the management of risks relating to the Corporation’s compensation policies and practices. The Nominating and Corporate Governance Committee oversees the management of risks associated with the Board of Directors’ organization, membership and structure, corporate governance (including succession planning), the independence of members of the Board of Directors and assessment of the performance and effectiveness of each member of the Board of Directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and management updates about such risks.

The Role of the Board of Directors in Business Responsibility Oversight

The Board of Directors and each of its committees have an active role in overseeing the Corporation’s business responsibility strategy and risks, including climate risks. To assist the Board of Directors in carrying out this responsibility, the Corporation has established a management business responsibility Task Force, which is a cross-functional team consisting of members of management from the following functional areas: quality assurance, architecture and design, human resources, legal, risk management, finance, communications, brands, and international. Our management business responsibility Task Force also

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CORPORATE GOVERNANCE

frequently engages and collaborates with our purchasing cooperative, an independent third-party entity responsible for certain supply chain functions for IHOP and Applebee’s restaurants. The Board of Directors receives regular reports from our management business responsibility Task Force.

The Nominating and Corporate Governance Committee reviews and oversees the Corporation’s actions on issues related to corporate social responsibility, sustainability (including climate change), philanthropy, and other matters associated with the Corporation’s participation as a global corporate citizen, as well as our political activities and contributions and other public policy issues. Additionally, the Nominating and Corporate Governance Committee has chosen one committee member to act as the liaison between the Board of Directors and the Corporation’s business responsibility Task Force regarding these matters. The Compensation Committee oversees and monitors progress of programs regarding the Corporation’s organizational culture. The Audit Committee reviews risk assessments from management with respect to food safety and quality assurance and cybersecurity.

Business Responsibility Report

The Corporation is committed to transparency and accountability regarding a wide range of business responsibility topics most relevant to our business and important to our stakeholders. We regularly engage with stockholders, stakeholders, and industry experts on these topics. In our Business Responsibility Report, which is available on our website, we include information regarding our strategy relating to diversity, the environment, food safety and responsible sourcing, including animal welfare, among other topics. We intend to continue to publish Business Responsibility Reports on an annual basis.

Director Independence

The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. Under the NYSE rules, a director qualifies as “independent” if the Board of Directors affirmatively determines that the director has no material relationship with the Corporation. Based upon a review of the directors’ backgrounds and business activities, the Board of Directors has affirmatively determined that directors Howard M. Berk, Amanda Clark, Michael C. Hyter, Douglas M. Pasquale, Martha C. Poulter, Matthew T. Ryan, Enrique Silva, Arthur F. Starrs, and Lilian C. Tomovich have no material relationships (other than service as a director on the Board of Directors) with the Corporation and therefore that they each qualify as independent. In addition, director Richard J. Dahl, who is not standing for re-election, is considered independent and Caroline W. Nahas, who served on the Board for a portion of 2025, was considered independent.

John W. Peyton, the Corporation’s Chief Executive Officer, does not qualify as an independent director.

Both the Sarbanes-Oxley Act of 2002 and the NYSE rules require the Board of Directors to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Board of Directors to have a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors. The Corporation is in compliance with these requirements.

Codes of Conduct

The Corporation is committed to maintaining high standards of business conduct and corporate governance, which the Corporation considers essential to running its business efficiently, serving the Corporation’s stockholders well and maintaining the Corporation’s integrity in the marketplace. Accordingly, the Board of Directors has adopted a Global Code of Conduct, which applies to all officers and employees of the Corporation. The Global Code of Conduct sets forth the fundamental principles and key policies that govern the way the Corporation conducts business, including workplace conduct, conflicts of interest, gifts and entertainment, political and community involvement, protection of corporate property, fair business practices, global relations and other laws and regulations applicable to the Corporation’s business.

In addition to the Global Code of Conduct, the Board of Directors has adopted a Code of Conduct for Non-Employee Directors, which serves as guidance to the Corporation’s non-employee directors on ethical issues including conflicts of interest, confidentiality, corporate opportunities, fair disclosure, protection and proper use of corporate assets, fair dealing, harassment and discrimination, and other laws and regulations applicable to the Corporation’s business.

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CORPORATE GOVERNANCE

The Board of Directors has also adopted the Code of Ethics for Chief Executive and Senior Financial Officers. These individuals are expected to avoid actual or apparent conflicts between their personal and professional relationships and make full disclosure of any material transaction or relationship that could create or appear to create a conflict of interest to the General Counsel, the Chair of the Audit Committee and/or the Board of Directors, who will determine whether a conflict exists and the appropriate disposition of the matter. In addition, these individuals are expected to promote the corporate policy of making full, fair, accurate and understandable disclosure in all reports and documents filed with the SEC; report violations of the Code of Ethics to the General Counsel, or any member of the Audit Committee and/or any member of the Board of Directors; and request from the General Counsel, the Chair of the Audit Committee and/or the Board of Directors any waivers of the Code of Ethics, which will be publicly disclosed if required by applicable law and regulations.

Any waiver of any provision of the Global Code of Conduct or the Code of Ethics for Chief Executive and Senior Financial Officers for any executive officer may be granted only by the Board of Directors. Any waiver of the Code of Conduct for Non-Employee Directors may be granted only by the disinterested directors of the Board of Directors or the Audit Committee, and any such waiver shall be promptly disclosed to the Corporation’s stockholders. The Board of Directors and the Audit Committee review whether such waivers are in the best interests of the Corporation and its stockholders, taking into account all relevant factors.

The Corporation also maintains an ethics hotline to allow any employee to express a concern or lodge a complaint, confidentially and anonymously, about any potential violation of the Corporation’s Global Code of Conduct.

Copies of the Global Code of Conduct, the Code of Conduct for Non-Employee Directors and the Code of Ethics for Chief Executive and Senior Financial Officers can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. In addition, printed copies of the codes of conduct are available at no charge upon request to the Secretary at Dine Brands Global, Inc., 10 West Walnut Street, 5th Floor, Pasadena, California 91103, (866) 995-DINE. We will disclose any future substantive amendments to, or waivers granted to any officer or director from, the provisions of these ethics policies and standards on the Corporation’s website as promptly as practicable as may be required under applicable rules of the SEC or the NYSE.

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2026 PROXY STATEMENT
CORPORATE GOVERNANCE

Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our officers, employees and members of our Board of Directors that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable NYSE listing standards. The Corporation also has procedures with respect to transactions in its common stock designed to comply with such laws and regulations. A copy of our Insider Trading Policy is filed with our 2025 Annual Report on Form
10-K
as Exhibit 19.

11

2026 PROXY STATEMENT
CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Corporation has adopted corporate governance guidelines which can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. In addition, printed copies of the Corporation’s corporate governance guidelines are available at no charge upon request to the Secretary at Dine Brands Global, Inc., 10 West Walnut Street, 5th Floor, Pasadena, California 91103, (866) 995-DINE.

Director Attendance at Meetings

Directors are expected to attend the Corporation’s Annual Meeting. All directors then in office attended the 2025 annual meeting of stockholders, which was held in Pasadena, California.

The Board of Directors held nine meetings during 2025. During 2025, each incumbent director attended 80% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she served as a director.

Executive Sessions of Non-Management Directors

The NYSE rules require that the non-management directors of a listed company meet at regularly scheduled executive sessions without management. The Corporation’s non-management directors generally meet separately at regular meetings of the Board of Directors and committee meetings. The independent Chairman of the Board of Directors, Douglas M. Pasquale, presides during executive sessions of the Board of Directors.

Communications with the Board of Directors

Stockholders and other interested persons wishing to communicate directly with the Board of Directors, the Chairman of the Board of Directors, any committee or chair of a committee, or any non-management director, individually or as a group, may do so by sending written communications appropriately addressed to the following address:

Dine Brands Global, Inc.

(or a particular subgroup or individual director)

c/o Office of the Secretary

10 West Walnut Street, 5th Floor

Pasadena, California 91103

Each written communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. The Board of Directors has designated the Secretary of the Corporation as its agent to receive and review communications addressed to the Board of Directors, Chairman of the Board of Directors, any committee or chair of a committee, or any non-management director, individually or as a group. The Office of the Secretary will initially receive and process communications to determine whether it is a proper communication for the Board of Directors. Generally, any communication that is primarily commercial, offensive, illegal or otherwise inappropriate, or does not substantively relate to the duties and responsibilities of our Board of Directors, may not be forwarded.

Board of Directors Retirement Policy

The Corporation’s corporate governance guidelines provide that no person may stand for election to serve as a member of the Corporation’s Board of Directors if such person shall have reached the age of 76. However, upon the recommendation of the Nominating and Corporate Governance Committee, and upon approval by the Board of Directors, a person who has reached the age of 76 may be permitted to stand for election and, if elected, continue to serve on the Board of Directors. Exceptions to our retirement policy are expected to be reserved for special circumstances where the Board of Directors determines it is in the best interest of the Corporation and its stockholders to make such an exception.

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2026 PROXY STATEMENT
CORPORATE GOVERNANCE

Other Public Corporation Directorships

The Corporation’s corporate governance guidelines provide that directors should not serve on more than a total of four public corporation boards, inclusive of service on the Corporation’s Board of Directors. Directors who also serve as executives of the Corporation should not serve on more than a total of two public corporation boards, inclusive of service on the Corporation’s Board of Directors. The Nominating and Corporate Governance Committee has discretion to waive this guideline on a case-by-case basis if it determines that special circumstances warrant permitting a director to serve on more than the applicable number of public corporation boards allowed under the corporate governance guidelines. The Nominating and Corporate Governance Committee performs an annual review of each director’s service on public corporation boards in connection with the nomination process.

Certain Relationships and Related Person Transactions

The Corporation’s Global Code of Conduct provides that executive officers who encounter a potential or actual conflict of interest must fully disclose all facts and circumstances to the Corporation’s General Counsel, who will inform and seek a determination from the Audit Committee as to whether a conflict exists and the appropriate disposition of the matter. The Corporation’s Code of Ethics for Chief Executive and Senior Financial Officers provides that no senior officer may enter into any investment, accept any position or benefits, participate in any transaction or business arrangement or otherwise act in a manner that creates or appears to create a conflict of interest unless the senior officer makes full disclosure of all facts and circumstances to, and obtains the prior written approval of, the General Counsel, the Chair of the Audit Committee and/or the Board of Directors. The Corporation’s Code of Conduct for Non-Employee Directors provides that any director who becomes aware of any situation that involves, or reasonably may appear to involve, a conflict of interest with the Corporation must promptly bring it to the attention of the Corporation’s General Counsel or to the Chair of the Audit Committee. The Nominating and Corporate Governance Committee considers conflicts of interest in evaluating director nominees.

The Board of Directors recognizes that transactions involving the Corporation and related parties present a heightened risk of conflicts of interest. The charter of the Audit Committee provides that it will review any related party transactions and, in doing so, consider the business rationale for the transaction and whether appropriate disclosures should be made. Since December 30, 2024, there were no transactions between the Corporation and any related party of the type or amount required to be disclosed under Item 404 of Regulation S-K.

Board of Directors Committees and Their Functions

The Board of Directors has three standing committees, each of which operates under a written charter approved by the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of these committees is an independent director in accordance with the NYSE listing standards and the applicable rules and regulations of the SEC.

The Audit Committee Charter, the Compensation Committee Charter, and the Nominating and Corporate Governance Committee Charter can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. Printed copies are also available at no charge upon request to the Secretary at Dine Brands Global, Inc., 10 West Walnut Street, 5th Floor, Pasadena, California 91103, (866) 995-DINE.

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2026 PROXY STATEMENT
CORPORATE GOVERNANCE

The chart below identifies directors who are members and chairs of each committee as of the date of this proxy statement, the principal functions of each committee and the number of meetings held by each committee during 2025. The Board of Directors believes that committee rotation fosters the sharing of new perspectives and enables directors with diverse skills and experiences to focus on different areas of oversight. The Nominating and Corporate Governance Committee regularly considers committee rotation and makes recommendations to the Board of Directors as appropriate.

Name of Committee and Membership	Principal Functions and Responsibilities
Audit Committee Arthur F. Starrs, Chair* Howard M. Berk Amanda Clark Richard J. Dahl (retiring as of the date of the Annual Meeting) Douglas M. Pasquale Martha C. Poulter Enrique Silva

•

Appoint and oversee the work of the independent auditor in preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

•

Review and discuss annual audited financial statements and quarterly financial statements, as well as Form 10-Ks and Form 10-Qs. Review and discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

•

Discuss the Corporation’s policies with respect to risk assessment and risk management and review and evaluate the guidelines and policies developed and implemented by management with respect to risk assessment and risk management.

•

Oversee and review with the Board of Directors risk and risk mitigation associated with the Committee’s purpose and areas of responsibility, including accounting, auditing, financial reporting and internal controls over financial reporting, food safety, quality assurance, cybersecurity (as described further below) and artificial intelligence.

•

Review and discuss with the Board of Directors, at least annually and at the Board of Directors’ request, issues relating to the assessment and mitigation of major financial risks affecting the Corporation.

Meetings in 2025	• Review risk assessments from management with respect to cybersecurity and artificial
Nine Meetings

   intelligence and oversee the Corporation’s cybersecurity and artificial intelligence risk management processes.

•

Review risk assessments from management with respect to food safety and quality assurance.

•

Review the scope, progress and results of the internal audit program, including significant findings and recommendations and management’s responses.

•

Review the Corporation’s program to monitor compliance with the Corporation’s Global Code of Conduct. Review any requests for waivers.

•

Review and discuss the Corporation’s information technology program and overall trends in technology, including artificial intelligence.

•

Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

•

Review, approve and oversee all related party transactions (as defined under Item 404 of Regulation S-K and under the standards of the Public Company Accounting Oversight Board).

*Mr. Starrs is considered an audit committee financial expert.

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2026 PROXY STATEMENT
CORPORATE GOVERNANCE

Name of Committee and Membership	Principal Functions and Responsibilities
Compensation Committee Howard M. Berk, Chair Martha C. Poulter Matthew T. Ryan Lilian C. Tomovich

•

Review and approve the Corporation’s overall compensation philosophy and related compensation and benefits programs, policies and practices.

•

Review and recommend for approval by the Board of Directors equity incentive compensation and other stock-based plans.

•

Review and approve the performance goals and objectives for the Chief Executive Officer’s compensation and evaluate the Chief Executive Officer’s performance in light of these performance goals and objectives in order to determine and approve the Chief Executive Officer’s compensation package.

•

Based on recommendations from the Chief Executive Officer, evaluate the performance of the other executive officers of the Corporation (which shall be the Corporation’s Section 16 officers under applicable SEC rules) and approve the compensation for such executive officers.

Meetings in 2025	• Review and approve changes to perquisites or other personal benefits provided
Seven Meetings

    to executive officers of the Corporation.

•

Review and approve a peer group of companies against which to compare the Corporation’s executive compensation.

•

Review compliance of each director and executive officer with the Corporation’s stock ownership guidelines and take any appropriate action in connection therewith.

•

Review and approve any severance or termination arrangements to be made with any executive officer of the Corporation.

•

Review the compensation for non-employee directors and recommend any changes for approval by the Board of Directors.

•

Oversee and review with the Board of Directors risk and risk mitigation associated with the Compensation Committee’s purpose and areas of responsibility, including with respect to the Corporation’s compensation policies and practices. In doing so, consider and confirm that the Corporation’s compensation policies and practices do not encourage unnecessary risk taking.

•

Assist the Board of Directors in developing and evaluating potential candidates for executive management positions, including the Chief Executive Officer, and oversee the development of executive succession plans.

•

Maintain visibility into, assist with the development of, and monitor progress of programs regarding the Corporation’s organizational culture.

•

Review and approve the Compensation Discussion and Analysis to be included in the Corporation’s annual proxy statement.

•

Review and approve the Corporation’s Policy on Recoupment of Incentive Compensation.

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2026 PROXY STATEMENT
CORPORATE GOVERNANCE

Name of Committee and Membership	Principal Functions and Responsibilities
Nominating and Corporate Governance Committee Michael C. Hyter, Chair Richard J. Dahl (retiring as of the date of the Annual Meeting) Douglas M. Pasquale Lilian C. Tomovich

•

Oversee succession planning for the Board of Directors and consider the size and composition of the Board of Directors as a whole. Make appropriate recommendations regarding such matters to the Board of Directors for approval.

•

Identify and evaluate qualified director candidates, including any candidates validly nominated by the Corporation’s stockholders, and recommend director nominees for approval by the Board of Directors.

•

Determine the skills and qualifications required for directors and develop criteria to be considered in identifying and evaluating director candidates. In developing such criteria, the Committee should consider diversity of experience, skills, background, gender, race and ethnicity as important factors.

Meetings in 2025	• Consider the suitability of existing directors for continued service on the Board of
Three Meetings

    Directors when his or her term expires and when he or she has a change in status, including changes to employment and outside board of directors service, and make appropriate recommendations regarding such matters to the Board of Directors for approval.

•

Develop and review the Corporation’s Corporate Governance Guidelines and recommend any changes to the Corporate Governance Guidelines for approval by the Board of Directors.

•

Consider and recommend for approval by the Board of Directors matters pertaining to committees of the Board of Directors, including with respect to structure, member qualifications, composition, committee chairs and committee reporting to the Board of Directors.

•

Consider and recommend for approval by the Board of Directors the Chairman of the Board of Directors.

•

Review the Code of Conduct for Non-Employee Directors and the Corporation’s Global Code of Conduct and recommend any changes for approval by the Board of Directors.

•

Oversee and review with the Board of Directors risk and risk mitigation associated with the Committee’s purpose and areas of responsibility, including Board of Directors’ organization, membership and structure, succession planning, director independence, Board of Directors effectiveness and other corporate governance matters.

•

Work with the Chairman of the Board of Directors to oversee the evaluation of the performance and effectiveness of the Board of Directors and each committee of the Board of Directors.

•

Coordinate annual corporate governance training for the Board of Directors.

•

Review and oversee the Corporation’s actions on issues related to corporate social responsibility, sustainability (including climate change), philanthropy, and other matters associated with the Corporation’s participation as a global corporate citizen.

•

Review and oversee the Corporation’s political activities and contributions and other public policy issues to ensure alignment with the Corporation’s long-term strategy and values.

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2026 PROXY STATEMENT
CORPORATE GOVERNANCE

Stockholder Engagement

We are committed to maintaining regular and meaningful engagement with our stockholders on a year-round basis. We seek to maintain open communication in order to ensure that we understand their perspectives on various topics including our strategy, operations and governance practices, executive compensation, sustainability and other issues that are important to them. This ongoing dialogue is an important part of our governance philosophy and supports informed decision making by our Board and management team.

Our senior management team regularly interacts with a broad base of stockholders via quarterly earnings calls, individual meetings, and other channels of communication, including investor conferences and non-deal roadshows. During 2025, members of our senior management team had extensive discussions with our investors and spoke with over 100 stockholders and attended 5 investor conferences. Discussions covered a broad range of topics, including our financial results, strategic priorities, macroeconomic trends, and capital allocation. Feedback from these engagement efforts is shared with the Board and management team and informs our approach to strategic planning and oversight in the best interests of the Company and its stockholders.

Board of Directors Nominations

The Nominating and Corporate Governance Committee considers various criteria in evaluating Board of Directors candidates, including: business experience, board of directors experience, skills, expertise, education, professions, backgrounds, diversity, personal and professional integrity, character, business judgment, business philosophy, time availability in light of other commitments, dedication, conflicts of interest, and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. In considering diversity, the Nominating and Corporate Governance Committee evaluates candidates with a broad range of expertise, experience, skills, professions, education, backgrounds and other board of directors experience. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it may consider diversity of race, gender and ethnicity as factors in identifying directors who will bring diverse viewpoints, opinions and areas of expertise that will benefit the Board of Directors as a whole. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria in evaluating prospective nominees.

The Nominating and Corporate Governance Committee also considers whether a potential nominee would satisfy the NYSE’s criteria for director “independence,” the NYSE’s “accounting or related financial management expertise” standard and the SEC’s definition of “audit committee financial expert.”

Whenever a vacancy or potential vacancy exists on the Board of Directors due to expansion of the size of the Board of Directors or the resignation or retirement of an existing director, the Nominating and Corporate Governance Committee begins its process of identifying and evaluating potential director nominees. The Nominating and Corporate Governance Committee considers recommendations of members of the Board of Directors, management, stockholders and others. The Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

The Nominating and Corporate Governance Committee conducted an evaluation and assessment of each director whose term expires in 2026 for purposes of determining whether to recommend them to be nominated for re-election to the Board of Directors and recommended that each director nominee named in this proxy statement be nominated for re-election or election, as applicable, to the Board of Directors. Two directors, Amanda Clark and Enrique Silva, will be standing for election at the Annual Meeting for the first time. Ms. Clark and Mr. Silva were first identified as candidates for the Board of Directors by Heidrick & Struggles International, Inc., a third-party search firm. Current director Richard J. Dahl is not standing for re-election and will be retiring from the Board of Directors effective as of the date of the Annual Meeting.

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and will apply the same standards in considering director candidates recommended by stockholders that it applies to other candidates. Stockholders wishing to recommend director candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary, giving the recommended nominee’s name, biographical data and qualifications, accompanied by the written consent of the recommended nominee to serve if elected. Any stockholder who wishes to directly nominate a director candidate to stand for election at a meeting of stockholders must provide written notice that is timely and in proper form in accordance with the advance notice procedures provided in the Corporation’s Bylaws. For more information, please refer to the discussion under the heading “Proposals of Stockholders.”

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2026 PROXY STATEMENT
DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Generally, the Corporation does not pay directors who are also employees of the Corporation additional compensation for their service on the Board of Directors. Compensation for non-employee directors is comprised of a cash component and an equity component. Cash compensation for non-employee directors includes retainers for serving as a member of the Board of Directors and for serving as a member and/or chair of a Board of Directors committee and as the Chair of the Board of Directors.

During 2025, non-employee directors were entitled to receive $75,000 as an annual cash retainer for serving as a member of the Board of Directors. In addition, depending on their roles, non-employee directors were entitled to receive:

•	$125,000 as an annual retainer for the Chairman of the Board of Directors;

•	$15,000, $12,500, and $12,500, respectively, as an annual retainer for the chairs of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee;

•	$12,500, $10,000, and $10,000, respectively, as an annual retainer for the members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee;

•	$1,500 per meeting beyond the eighth meeting of the Board of Directors attended for each director in a year; and

•	$1,500 per meeting beyond the eighth meeting attended for each director who serves on a standing committee that meets more than eight times per year.

The Corporation also reimburses each of the directors for reasonable out-of-pocket expenses incurred for attendance at Board of Directors and committee meetings and other corporate events.

Under the Corporation’s equity plan, non-employee directors may receive periodic grants of non-qualified stock options (“NQSOs”), restricted stock awards (“RSAs”), restricted stock units (“RSUs”), stock appreciation rights (“SARs”) or performance unit awards. In March 2025, equity awards valued at approximately $120,000 in the form of RSUs were granted to each non-employee director under the Corporation’s 2019 Stock Incentive Plan, as amended (the “2019 Stock Incentive Plan”). Consistent with the non-employee director compensation program, annual equity awards granted to non-employee directors cliff vest on the one-year anniversary of the date of grant. In the event a director retires from the Board of Directors after completing five years of service, all of the director’s then-outstanding RSUs will vest. To the extent the Corporation declares dividends, non-employee directors receive dividend equivalent rights in the form of additional RSUs in lieu of receiving cash dividends based upon the number of RSUs held by the director at the time of the dividend record dates. Dividend equivalent rights are developed to the same vesting restrictions as the underlying RSUs.

Directors are eligible to defer up to 100% of their annual Board of Directors retainer and committee fees and equity awards pursuant to the Dine Brands Global, Inc. Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

Stock Ownership Guidelines

Non-employee directors are subject to stock ownership guidelines whereby each director is expected to hold the lesser of 7,000 shares of Common Stock or Common Stock with a value of at least five times the amount of the Board of Directors’ annual retainer (currently, $375,000). Directors are expected to meet the ownership guidelines within five years of joining the Board of Directors. Upon review by the Compensation Committee, as of March 2026, all directors met, were on track to meet, or exceeded the developed guidelines.

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2026 PROXY STATEMENT
DIRECTOR COMPENSATION

Director Compensation Table for 2025

The following table sets forth certain information regarding the compensation earned or paid in cash and stock awards granted to each non-employee director who served on the Board of Directors in 2025. Mr. Peyton did not receive any additional compensation for his service as a director in 2025. Please see the 2025 Summary Compensation Table for the compensation received by Mr. Peyton in his capacity as Chief Executive Officer.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)

Howard M. Berk	110,000	120,747	230,747

Richard J. Dahl	151,825	120,747	272,572

Michael C. Hyter	97,500	120,747	218,247

Caroline W. Nahas(4)	35,202	120,747	155,949

Douglas M. Pasquale	173,305	120,747	294,052

Martha Poulter	93,815	120,747	214,562

Matthew T. Ryan	85,947	120,747	206,964

Arthur F. Starrs	96,973	120,747	217,720

Lilian C. Tomovich	95,000	120,747	215,747

(1)	Includes cash retainers for serving as a chair or member of the Board of Directors and its standing committees, as applicable

(2)

These amounts reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See Note 13 to the Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the fiscal year ended December 28, 2025 for information regarding assumptions underlying the valuation of equity awards.

(3)	The following table sets forth the number of RSUs held by each nonemployee director who served the Corporation during 2025 and which were outstanding at December 28, 2025.

Name	Stock Awards Outstanding at December 28, 2025 (#)

Howard M. Berk	4,921

Richard J. Dahl	4,921

Michael C. Hyter	4,921

Caroline W. Nahas	0

Douglas M. Pasquale	4,921

Martha Poulter	4,921

Matthew T. Ryan	4,921

Arthur F. Starrs	4,921

Lilian C. Tomovich	4,921

(4)	Ms. Nahas retired from the Board of Directors in May 2025, and her fees were pro-rated for her service during the year.

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2026 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding beneficial ownership of more than 5% of the outstanding shares of any class of the Corporation’s voting securities, which information is derived solely from certain SEC filings available as of March 18, 2026, as noted below. The percentages of Common Stock ownership have been calculated based upon [_______] shares of Common Stock outstanding as of March 18, 2026.

	Shares of Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Number		Percent

AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203	1,345,781	(1)	[8.60]%

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	1,183,500	(2)	[7.60]%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	971,775	(3)	[6.37]%

Morgan Stanley 1585 Broadway New York, NY 10036	767,735	(4)	[5.30]%

(1)

Based solely upon a Schedule 13G/A filed with the SEC on May 14, 2025 by AllianceBernstein L.P. reporting beneficial ownership as of March 31, 2025. AllianceBernstein, L.P. reported that it possessed sole power to vote or direct the vote of 1,134,890 of these shares and sole power to dispose or direct the disposition of 1,345,781 of these shares.

(2)

Based solely upon a Schedule 13G/A filed with the SEC on April 24, 2025 by BlackRock, Inc. reporting beneficial ownership as of March 31, 2025. BlackRock, Inc. reported that it possessed sole power to vote or direct the vote with respect to 1,161,351 of these shares and sole power to dispose or direct the disposition of 1,183,500 of these shares.

(3)

Based solely upon a Schedule 13G/A filed with the SEC on January 30, 2025 by The Vanguard Group reporting beneficial ownership as of December 31, 2024. The Vanguard Group reported that it possessed shared power to vote or direct the vote with respect to 40,301 shares, sole power to dispose or direct the disposition of 917,561 shares and shared power to dispose or to direct the disposition of 54,214 of these shares.

(4)

Based solely upon a Schedule 13G filed with the SEC on February 11, 2026 by Morgan Stanley reporting beneficial ownership as of December 31, 2025. Morgan Stanley reported that it possessed shared power to vote or direct the vote with respect to 763,393 shares and shared power to dispose or to direct the disposition of 767,735 of these shares

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2026 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth, as of March 18, 2026, the beneficial ownership of the Corporation’s Common Stock, including shares as to which a right to acquire ownership exists within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), within 60 days of March 18, 2026, of each director, each nominee for election as director, each named executive officer and all directors and executive officers of the Corporation, as a group. The percentages of ownership have been calculated based upon [________] shares of Common Stock outstanding as of March 18, 2026.

Name	Total Shares Beneficially Owned(1)(2)		Percent of Class

Howard M. Berk	46,893		*

Amanda Clark	—		*

Richard J. Dahl	86,174	(3)	*

Michael C. Hyter	11,114		*

Douglas M. Pasquale	32,468	(4)	*

Martha C. Poulter	12,020		*

Matthew T. Ryan	7,270		*

Enrique Silva	—		*

Arthur F. Starrs	9,041		*

Lilian C. Tomovich	15,977		*

John W. Peyton	379,204		[___	]%

Vance Y. Chang	78,103		*

Lawrence Y. Kim	59,211		*

Tony E. Moralejo	43,386		*

Christine K. Son	96,080		*

All directors and executive officers as a group (15 persons)	872,941		[___	]%

*	Represents less than 1% of the outstanding shares of Common Stock.

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2026 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

None of the shares have been pledged as security. Share amounts for each of the directors, each nominee for election as director, each named executive officer and for all directors and executive officers as a group include shares subject to stock options that are exercisable within 60 days of March 18, 2026, as follows:

Name	Shares Subject to Options

Howard M. Berk	—

Amanda Clark	—

Richard J. Dahl	27,000

Michael C. Hyter	—

Tony E. Moralejo	18,896

Douglas M. Pasquale	—

Martha C. Poulter	—

Matthew T. Ryan	—

Enrique Silva	—

Arthur F. Starrs	—

Lilian C. Tomovich	—

John W. Peyton	153,846

Vance Y. Chang	18,845

Lawrence Y. Kim	—

Christine K. Son	36,965

All directors and executive officers as a group (15 persons)	255,552

Directors also hold RSUs that are not included in the beneficial ownership table because vesting will not occur within 60 days of March 18, 2026.

(2)	Unvested RSAs are deemed beneficially owned because grantees of unvested RSAs under the Corporation’s equity compensation plans hold the sole right to vote such shares.

(3)	The amount for Mr. Dahl includes 59,174 shares of Common Stock held by the Richard J. Dahl Revocable Living Trust dated 1/20/1995, of which Mr. Dahl serves as Trustee.

(4)	The amount for Mr. Pasquale includes 32,468 shares of Common Stock held by the Pasquale Living Trust.

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2026 PROXY STATEMENT
DELINQUENT SECTION 16(A) REPORTS

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that the Corporation’s directors, executive officers and persons who own more than ten percent of the Corporation’s equity securities file reports of ownership and changes in ownership with the SEC. Based on its review of such reports and other information furnished by the directors and executive officers, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis in 2025, except for: (1) one late Form 3 filing by Joseph F. Camperlingo on November 25, 2025 to report an initial beneficial ownership of $300,000 due to a delay in obtaining EDGAR filing codes and (2) one late Form 4 filing by Lawrence Kim on December 4, 2025 to report the vesting of certain restricted stock awards.

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2026 PROXY STATEMENT
EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on its review and discussion, the Compensation Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in this proxy statement and the Corporation’s annual report on Form 10-K for the fiscal year ended December 28, 2025.

THIS REPORT IS SUBMITTED BY THE

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Howard M. Berk (Chair)

Martha C. Poulter

Matthew T. Ryan

Lilian C. Tomovich

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion provides an overview and analysis of the Corporation’s compensation programs and policies, the material compensation decisions made under those programs and policies with respect to the Corporation’s named executive officers (the “NEOs”) and the material factors that were considered in making those decisions. Following this Compensation Discussion and Analysis is a series of tables under the heading “Compensation Tables” containing specific data about the compensation earned by or granted to our NEOs in 2025.

The following executive officers were NEOs in 2025:

•	Chief Executive Officer and President of the Applebee’s Business Unit, John W. Peyton;

•	Chief Financial Officer, Vance Y. Chang;

•	President of the IHOP Business Unit, Lawrence Y. Kim;

•	Senior Vice President, Legal, General Counsel and Secretary, Christine K. Son; and

•	Former President of the Applebee’s Business Unit, Tony Moralejo

Effective March 4, 2025, Mr. Moralejo departed from his role as President, Applebee’s Business Unit and John W. Peyton, our Chief Executive Officer, became President, Applebee’s Business Unit. Mr. Moralejo became entitled to receive severance payments under the Corporation’s Executive Severance and Change in Control Plan (the “Severance Plan”) based on a qualifying termination of employment without cause and remained with the Corporation as a consultant to assist in the transition of the role until June 2025. Mr. Kim was appointed President of the IHOP Business Unit effective January 6, 2025.

Executive Summary

2025 Fiscal Year Performance Highlights and Link to Pay Decisions:

Our compensation decisions for 2025 were driven by our overarching goals of creating long-term stockholder value and linking pay with performance. Our 2025 performance was impacted by increased cost pressures, including rising costs for commodities, labor, health care and utilities and supply chain issues, each of which affected performance results.

However, despite these headwinds, we delivered steady performance and continued to return capital to stockholders via dividends and buybacks. Highlights include the following:

•	Income before income taxes for 2025 was $25.2 million compared to $89.5 million for 2024.

•	Consolidated adjusted EBITDA for 2025 was $219.8 million, compared to $239.8 million for 2024.*

•

Development activity by Applebee’s and IHOP franchisees for 2025 resulted in 73 new restaurant openings and 110 restaurant closures. This includes 28 domestic dual-branded openings and 18 international dual-branded openings.

*

Consolidated adjusted EBITDA is a performance measure used in our annual cash incentive plan. See Appendix A – Reconciliation of non-GAAP Financial Measures attached hereto for additional information regarding our calculation of Consolidated adjusted EBITDA.

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We believe that the Corporation’s 2025 compensation results were commensurate with the Corporation’s performance in 2025, demonstrating our commitment to a pay-for-performance philosophy. The Corporation’s cash Long-Term Incentive Plan (“LTIP”) for 2023-2025 paid out at 74.2% of target based on our relative TSR performance at the 37.1st percentile relative to an index of publicly traded restaurant companies. The following chart shows the cash LTIP payout for the 2022-2024 and 2023-2025 performance periods:

The Corporation’s 2025 annual cash incentive plan paid out at approximately 92% of target for Dine Brands, 124% of target for the IHOP Business Unit, and 84% of target for the Applebee’s Business Unit. The following chart shows the annual cash incentive plan payout for 2025 and 2024 for Dine Brands.

For complete information regarding the Corporation’s 2025 performance, stockholders should read “Management’s Discussion and Analysis of Results of Operation and Financial Condition” and the audited consolidated financial statements and accompanying notes thereto contained in the Corporation’s 2025 annual report on Form 10-K filed with the SEC on February 25, 2026, which is being made available to stockholders with this proxy statement.

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Compensation Policies, Practices and Risk Management

The Compensation Committee, along with the Chief Executive Officer, continually assesses the Corporation’s compensation policies and practices to evaluate whether they remain aligned with the Corporation’s pay-for-performance culture, the creation of long-term stockholder value, effective risk management and strong governance practices.

The Compensation Committee believes that, through a combination of risk-mitigating features and incentives guided by relevant market practices and corporate-wide goals, our compensation policies and practices do not present risks that are reasonably likely to have a material adverse effect on the Corporation. The Compensation Committee believes that appropriate safeguards are in place with respect to compensation policies and practices that assist in mitigating excessive risk-taking that could harm the value of the Corporation or reward poor judgment by the Corporation’s executives and other employees.

The Compensation Committee’s independent compensation consultant, Exequity LLP (“Exequity”), conducted a risk assessment in 2025 of the Corporation’s compensation policies and practices as they apply to all employees, including the NEOs. Exequity reviewed the design features and performance metrics of the Corporation’s cash and stock-based incentive programs along with the approval mechanisms associated with each and determined that the Corporation’s policies and practices were unlikely to create risks that are reasonably likely to have a material adverse effect on the Corporation.

The following actions, practices and policies are intended to provide for continued alignment with the Corporation’s principles and/or reduce the likelihood of excessive risk-taking:

•	Directors and officers of the Corporation are subject to stock ownership guidelines.

•

The Corporation’s compensation mix is balanced among fixed components such as salary and benefits, and variable compensation such as annual cash incentive payments and long-term incentive awards, including RSAs, the three-year cash LTIP (the “Cash LTIP”), and the two-year development cash LTIP (the “Development LTIP”), described further below.

•	The Corporation’s annual cash incentive plan, the Cash LTIP and the Development LTIP all have capped payment opportunities.

•	The Compensation Committee has ultimate authority to determine, and increase or decrease, if appropriate, compensation provided to the Corporation’s executive officers, including each of the NEOs.

•	The Compensation Committee annually undertakes a “tally sheet” analysis of total annual compensation and the total potential payout under various termination scenarios for the NEOs.

•	The Compensation Committee reviews Chief Executive Officer pay-for-performance alignment by evaluating the Chief Executive Officer’s compensation relative to the Corporation’s performance .

•

The Corporation maintains a Clawback Policy consistent with the requirements of the Exchange Act Rule 10d-1 and in accordance with the final listing standards adopted by NYSE, which allows the Board of Directors to recoup incentive compensation in certain circumstances. See “Clawback Policy” for further details on the Corporation’s policy.

•

All outstanding long-term incentive award agreements use a “double-trigger” definition for acceleration of vesting that requires both a change-in-control and a qualifying termination following such change-in-control.

•

All employees, including our NEOs, and members of the Board of Directors are subject to the Corporation’s Insider Trading Policy, which contains a prohibition on engaging in hedging and pledging transactions involving the Corporation’s securities.

•	The Compensation Committee has set the grant date for annual equity awards to be the close of business on the second full business day after our release of fiscal year-end earnings.

•

The Compensation Committee utilizes the services of an independent compensation consultant (who does not provide any other services to the Corporation) and has the authority to retain any advisor it deems necessary or advisable to fulfill its obligations.

•	The Corporation’s equity compensation plans do not permit repricing of previously granted stock options without stockholder approval.

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•	The Corporation has not authorized any guaranteed bonuses.

•	The Corporation does not provide tax “gross-ups” on severance payments or perquisites other than certain expenses related to relocation.

Overview of Executive Compensation Philosophy and Objectives

The Compensation Committee has structured the Corporation’s executive compensation programs to align with a compensation philosophy that is based on several objectives, including:

•	Instilling an ownership culture and linking the interests of the NEOs with those of the Corporation’s stockholders;

•	Paying for performance, using both absolute and relative metrics;

•	Rewarding executives for achievement of both annual and longer-term financial and key operating goals of the Corporation; and

•	Facilitating the attraction, motivation, and retention of highly talented, entrepreneurial, and creative executive leaders.

The Role of the Compensation Committee

Under its charter, the Compensation Committee has the sole authority to determine and approve compensation for the Corporation’s NEOs and other executive officers. In addition, the Compensation Committee, which is comprised solely of independent directors and reports regularly to the Board of Directors:

•	Reviews and approves compensation and benefits programs, including grants made pursuant to the Corporation’s equity compensation plans;

•	Oversees the Corporation’s executive compensation philosophy and strategy;

•	Oversees due diligence, deliberations, and reviews of executive compensation;

•	Maintains visibility into, assists with the development of, and monitors progress of programs regarding the Corporation’s organizational culture; and

•	Oversees risks related to the Corporation’s compensation practices.

The Compensation Committee is also responsible for reviewing the compensation for the members of the Board of Directors and submits any recommended changes for approval by the Board of Directors.

The Compensation Committee reviews the Corporation’s executive compensation plans throughout the fiscal year. Decisions concerning annual salary increases, the approval of annual cash incentives, the design and objectives of each year’s incentive plan and the granting of long-term incentive (“LTI”) awards are typically made in the first quarter of each fiscal year after a series of meetings among the Compensation Committee, its compensation consultant, and the Chief Executive Officer.

The general practice of the Compensation Committee has been to annually evaluate the performance of the Chief Executive Officer and the other executive officers and to approve compensation based on this evaluation. As it relates to the assessment of the Chief Executive Officer’s performance, the Chair of the Board of Directors and/or the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee discuss annual performance goals with the Chief Executive Officer and conduct an annual performance review and compensation discussion.

In addition, the Compensation Committee annually determines the compensation of the other executive officers based on evaluations of their respective performance.

Generally, the Chief Executive Officer provides input to the Compensation Committee in connection with its compensation deliberations except with regard to decisions concerning the Chief Executive Officer:

•	The Chief Executive Officer provides assessments of each NEO’s performance against specific objectives and overall contributions, potential future contributions, and retention risk;

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•

Based on the assessment described above, as well as the market data provided by the Compensation Committee’s independent consultant, the Chief Executive Officer makes recommendations to the Compensation Committee regarding executive compensation for each of the other NEOs; and

•

In instances where new executives are hired, the Chief Executive Officer makes recommendations for new executive pay packages to the Compensation Committee based on available information regarding the executive’s skill set and qualifications, internal benchmarking data, and market data provided by the Compensation Committee’s independent consultant.

The Role of the Compensation Consultant

The Compensation Committee has the sole authority to retain or terminate a compensation consultant to assist in carrying out its responsibilities. Accordingly, during 2025, the Compensation Committee directly engaged Exequity as its independent compensation consultant to provide objective and expert analyses, advice, and information with respect to executive compensation. In performing its services, Exequity interacted collaboratively with the Compensation Committee and with senior management at the direction of the Compensation Committee. In 2025, Exequity performed the following services:

•	Provided executive compensation competitive market data (as described below);

•	Provided analysis and advice regarding incentive plan design;

•

Responded to other requests including conducting a Chief Executive Officer pay-for-performance analysis, a compensation risk assessment, peer group analysis, a stock ownership guidelines analysis, and advising on various governance and regulatory developments; and

•	Advised on compensation for executive officers.

Exequity did not provide any additional services to the Corporation during 2025 beyond those provided in the capacity of independent compensation consultant to the Compensation Committee. The Compensation Committee has assessed the independence of Exequity pursuant to the rules of the SEC and concluded that Exequity’s work for the Compensation Committee does not raise any conflicts of interest.

Compensation Competitive Market Data and Peer Group

The Corporation uses a peer group of restaurant and hospitality companies and compensation surveys for different market comparisons, including base salary, target annual cash incentive, LTI awards and total direct compensation opportunity (“TDCO”). The Compensation Committee, with input from Exequity and management, periodically reviews its peer group (the “NEO Peer Group”) for the purpose of evaluating executive compensation.

The Corporation’s highly franchised business model is uncommon among its peer group. The majority of the peer companies have a significant number of company-owned restaurants, with only 7 of our 17 current peers having more than 85% of their locations franchised. We believe our significantly franchised business model (close to 98% franchised as of fiscal year end 2025) requires less capital investment and general and administrative overhead, generates higher gross profit margins and reduces the volatility of adjusted free cash flow performance as compared to more company-owned restaurants. In acknowledging the structural differences, the Compensation Committee considers a variety of metrics in evaluating the NEO Peer Group, which includes but is not limited to revenues, system-wide sales, EBITDA, market capitalization and enterprise value. As compared to the NEO Peer Group, as of December 28, 2025, the Corporation ranked below the median in revenues and market capitalization (due to our franchise structure) and below the median in enterprise value and EBITDA. The NEO Peer Group consists of companies in the Corporation’s industry and companies with similar business models in related industries that the Compensation Committee believes to approximate the Corporation’s general labor market for top executive talent.

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The NEO Peer Group used for evaluating 2025 compensation decisions consisted of the companies set forth below. The NEO Peer Group listed below is the same peer group that was used to evaluate 2024 compensation decisions with the exception of First Watch Restaurant Group, Inc., which meets the peer group selection criteria above and was added to the peer group in 2025.

• Bloomin’ Brands Inc.	• Dave & Buster’s Entertainment, Inc.	• Shake Shack, Inc.
• BJ’s Restaurants, Inc.	• Denny’s Corporation	• Texas Roadhouse, Inc.
• Brinker International, Inc.	• First Watch Restaurant Group, Inc.	• The Wendy’s Company
• The Cheesecake Factory Incorporated	• Jack in the Box, Inc.	• Wingstop Inc.
• Choice Hotels International, Inc.	• Papa John’s International, Inc.	• Wyndham Hotels and Resorts, Inc.
• Cracker Barrel Old Country Store, Inc.	• Red Robin Gourmet Burgers, Inc.

The NEO Peer Group was the primary data source considered by the Compensation Committee when reviewing total pay levels of the NEOs. The Compensation Committee also considered broader compensation data from published salary surveys, which provided general industry pay data on executive positions from thousands of representative companies with sales, geographic locations, and jobs considered similar to ours.

The Role of Say on Pay Votes and Stockholder Outreach Efforts

The Corporation provides its stockholders with the opportunity to cast an annual advisory vote on executive compensation (say on pay). In addition to receiving overall feedback on the Corporation’s compensation programs as part of the annual say on pay proposal, the Board of Directors and management are committed to regular engagement with our stockholders to solicit views and input on important topics including executive compensation. The Corporation incorporates stockholder feedback into its compensation and governance policies as it deems appropriate. At the Corporation’s annual meeting of stockholders held in May 2025, approximately 92% of the votes cast on the say on pay proposal were voted in favor of the proposal approving the compensation of the NEOs as disclosed in the 2025 proxy statement. The Compensation Committee believes that the Corporation’s approach to executive compensation is reasonable considering market conditions and is consistent with the Corporation’s pay-for-performance philosophy and overarching goal of creating long-term stockholder value and the Compensation Committee did not make any changes to the Corporation’s 2025 executive compensation program in response to the 2025 say on pay results.

In addition to direct feedback from the Corporation’s stockholders, the Compensation Committee will continue to consider the outcome of the Corporation’s say on pay votes when making future compensation decisions for its NEOs.

Elements of the Compensation Program for NEOs

The Corporation’s executive compensation program for NEOs generally consists of the following components:

•	Base Salary. Base salaries are designed to attract and retain talented executives and to provide a competitive and stable component of income.

•

Annual Cash Incentives under the Annual Incentive Plan. Annual cash incentives provide a competitive incentive opportunity for achieving financial performance and operational objectives over an annual performance period. Payouts are made in accordance with annual incentive plan achievements.

•

LTI Awards. LTI awards are comprised of RSAs, the Cash LTIP, and the Development LTIP, excluding one-time equity awards made in connection with hiring, retention, or other non-standard circumstances. Each of the annual LTI components is vested or earned over a three-year period (or a two-year period for the Development LTIP) to provide ongoing alignment with stockholders’ interests based on the Corporation’s future stock price performance. The value of RSAs increases or decreases with changes in the Corporation’s stock price. The Cash LTIP provides only partial payment if the Corporation only achieves 85% of its cumulative adjusted EBITDA target after a three-year performance period and only provides full payment if the Corporation meets 100% of its cumulative adjusted EBITDA target after the three-year performance period. For 2025, the Compensation Committee implemented the Development LTIP which is intended to be a one-time grant and will only pay out if the Corporation achieves certain net development targets at the end of a two-year period. The Development LTIP has a two-year performance period

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to account for the unpredictability and full life cycle of restaurant development. The Development LTIP was designed to be separate from the Cash LTIP in order to incentivize our executives to remain focused on driving net restaurant growth, which the Corporation views as an integral part of our long-term strategy, while also tying a portion of LTI awards to performance factors that are more directly within management’s control.

•

Benefits and Other Compensation. Benefits and other compensation programs are provided to protect executive health and safety and provide flexibility and efficiencies that facilitate executive productivity.

The Compensation Committee’s compensation strategy is comprised of a TDCO for each NEO which is defined as base salary, target annual cash incentive and the grant date fair market value of annual LTI awards.

Base Salary	+	Annual Cash Incentive	+	Long-Term Incentive	=	Total Direct Compensation Opportunity

The TDCO for each NEO is generally set by using a holistic approach that considers various individual factors as well as relevant benchmark data. Such individual factors include performance, experience level, criticality, scarcity of skill set, internal equity, and external competitiveness. Rather than striving for a single market reference point, the Compensation Committee believes that this broader holistic approach provides appropriate flexibility in tailoring award opportunities.

The TDCO for 2025, as reviewed and approved by the Compensation Committee for the NEOs, is listed in the following table. TDCO differs from the total compensation amounts reported in the 2025 Summary Compensation Table in that it includes the base salary and target annual cash incentive opportunity in effect following such approval, while the 2025 Summary Compensation Table includes the amounts actually earned. Further, TDCO does not include amounts set forth in the “All Other Compensation” column of the 2025 Summary Compensation Table nor does it include one-time LTI awards made in connection with hiring, retention, or other non-standard circumstances (including the Development LTIP). In addition, TDCO includes the value of the target opportunities under the Cash LTIP grants at the time they are awarded whereas the 2025 Summary Compensation Table includes the actual value earned, if any, based upon performance under the Cash LTIP and Development LTIP after the completion of the applicable performance period.

2025 Total Direct Compensation Opportunity

Name	2025 Base Salary ($)	2025 Annual Cash Target Incentive ($)	2025 Annual Long-Term Incentive ($)(1)	2025 Total Direct Compensation Opportunity ($)(1)

John W. Peyton	1,000,000	1,500,000	4,260,496	6,760,496

Vance Y. Chang	546,312	409,734	601,854	1,557,900

Tony E. Moralejo(2)	600,000	540,000	0	1,140,000

Lawrence Y. Kim(3)	700,000	630,000	1,003,081	2,333,081

Christine K. Son	550,000	412,500	501,553	1,464,053

(1)

Excluded from this column are: (a) the Development LTIP and (2) one-time special retention RSAs granted by the Compensation Committee to Mr. Peyton, Mr. Chang and Ms. Son in 2025. These items are excluded because they are not part of the Corporation’s regular compensation program and not representative of how the Compensation Committee views TDCO.

(2)	Due to his separation from the Corporation in 2025, Mr. Moralejo’s base salary and annual cash incentive target were not adjusted as compared to 2024 and Mr. Moralejo did not receive a 2025 LTI award.

(3)	Mr. Kim’s 2025 TDCO was established in connection with his appointment as President, IHOP Business Unit on January 6, 2025.

A significant portion of executive pay has been structured to be contingent on satisfying pre-established performance goals and increasing stockholder value. For the CEO, 85% of 2025 TDCO, and for continuing non-CEO NEOs, an average of 67% of 2025 TDCO was linked to performance and/or increasing stockholder value.

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EXECUTIVE COMPENSATION

See the section entitled “Compensation Decisions Made in 2025” in this proxy statement for additional information regarding the elements of compensation for NEOs.

The chart below illustrates the 2025 pay mix for the CEO and the 2025 average pay mix for the continuing NEOs other than the CEO:

CEO Pay Mix*

15%
22%
25%
38%
Base Salary
AIP
Restricted Stock
Cash LTIP Target

*

Excluded from this chart are: (a) the Development LTIP and (2) a one-time special retention RSA granted by the Compensation Committee to Mr. Peyton in 2025. These items are excluded because they are not part of the Corporation’s regular compensation program and not representative of how the Compensation Committee views TDCO.

Non CEO NEO's Average Pay Mix*

34%
27%
20%
20%
Base Salary
AIP
Restricted Stock
Cash LTIP Target

*

Excluded from this chart are: (a) the Development LTIP and (2) one-time special retention RSAs granted by the Compensation Committee to Mr. Chang and Ms. Son in 2025. These items are excluded because they are not part of the Corporation’s regular compensation program and not representative of how the Compensation Committee views TDCO.

Compensation Decisions Made in 2025

Annual Base Salaries

In setting annual base salaries, the Compensation Committee generally considers market data derived from a review of the proxy statement disclosures of the NEO Peer Group, published compensation surveys and, in the case of the NEOs other than the Chief Executive Officer, recommendations and assessments of the performance of the individual NEOs by the Chief Executive Officer. The Compensation Committee uses the market data to establish points of reference to determine whether and to what extent it is establishing competitive levels of compensation for the NEOs. In the case of Mr. Kim, the Compensation Committee considered his skillset and qualifications, internal benchmarking data for the position, and market data.

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2026 PROXY STATEMENT
EXECUTIVE COMPENSATION

In early 2025, the Compensation Committee set annual base salaries for 2025 as follows:

Name	2024 Base Salary($)	2025 Base Salary($)	Percentage Increase

John W. Peyton	1,000,000	1,000,000	0%

Vance Y. Chang	530,400	546,312	3%

Tony E. Moralejo	600,000	600,000	0%

Lawrence Y. Kim	N/A	700,000	0%

Christine K. Son	500,000	550,000	10%*

*	Ms. Son’s base salary increased in 2025 due to increased responsibilities in her role and to further align with review of internal benchmarking data.

Performance- and Stock-Based Compensation

Annual Cash Incentives

In early 2025, the Compensation Committee approved the 2025 Annual Incentive Plan to reward executive officers whose performance meets or exceeds the Corporation’s expectations, to provide incentives for excellent future performance that contributes to the Corporation’s success and profitability and to serve as a means by which eligible participants may share in the Corporation’s financial success.

Pursuant to the 2025 Annual Incentive Plan, the target annual cash incentive amount for each NEO is established as a percentage of base salary based on the participant’s level in the management structure and on market competitiveness. The 2025 threshold, target, and maximum payout amounts for each NEO are provided in the Grants of Plan-Based Awards in 2025 table. The 2025 threshold, target, and maximum percentages of base salary for each of the continuing NEOs under the Corporation’s 2025 Annual Incentive Plan were as follows:

Name	Threshold as Percentage of Base Salary	Target as Percentage of Base Salary	Maximum as Percentage of Base Salary

John W. Peyton	25%	150%	300%

Vance Y. Chang	25%	75%	150%

Tony E. Moralejo*	N/A	90%	N/A

Lawrence Y. Kim	25%	90%	180%

Christine K. Son	25%	75%	150%

*	Pursuant to the terms of his separation, Mr. Moralejo received a payout equal to his target opportunity for the year and did not participate in the 2025 Annual Incentive Plan.

Decisions regarding the threshold, target and maximum incentive percentages were made in consultation with Exequity and after consideration of the NEO Peer Group and survey data mentioned above and the desired TDCO pay mix. The target annual cash incentive award for each NEO other than Mr. Kim and Ms. Son did not change as compared to 2024. For Ms. Son, her annual cash incentive award was increased, as a percentage of base salary, from 60% to 75% due to increased responsibilities and to further align with the Corporation’s internal benchmarking data. In the case of Mr. Kim, the Compensation Committee considered internal benchmarking data for the position, the compensation received by Mr. Kim’s predecessor in the role and market data.

The 2025 annual cash incentive for the NEOs is based on a combination of Dine Brands, IHOP Business Unit, and Applebee’s Business Unit adjusted EBITDAs and traffic. The Compensation Committee removed restaurant sales and net development as performance measures for the 2025 annual cash compensation program as compared to 2024. The 2025 annual cash incentive program was simplified after consultation with Exequity in order to drive focus on key performance measures intended to maximize shareholder value and align with the Corporation’s long-term strategy and to align the structure of the Corporation’s performance measures more closely with those of its peers.

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EXECUTIVE COMPENSATION

The Compensation Committee utilizes adjusted EBITDA as a performance measure because it believes adjusted EBITDA appropriately incentivizes the business units on items specifically within their control and reflects the Corporation’s overall ability to capture market share. The Corporation defined adjusted EBITDA as net income or loss, adjusted for the effect of any interest expense or income, any income tax provision or benefit, any depreciation and amortization, any non-cash stock-based compensation, any closure and impairment charges, any gain or loss related to debt extinguishment, any gain or loss related to the disposition of assets, and other items deemed not reflective of continuing operations.

The Compensation Committee utilizes traffic in order to encourage the brands to drive improved sales figures compared to the brand’s peers. “Traffic” is a growth performance indicator used by the Corporation and the restaurant industry and is used to compare the number of guests visiting a brand’s restaurants to the number of guests visiting restaurants from the corresponding brand’s Black Box Intelligence peer set. For 2025, the Compensation Committee revised the methodology for calculating traffic growth from an absolute to a relative performance measure, which was intended to control for the impact of industry-wide factors outside the Corporation’s control while also rewarding improvements in performance relative to its peers.

The Compensation Committee decided to remove restaurant sales as a performance measure for 2025 because it believed restaurants sales were not a representative measure for reflecting overall business health given the outsized weight menu pricing played for this metric. Additionally, net development was removed from the 2025 annual cash incentive program and included in the Development LTIP because the two-year performance period is intended to account for the longer life cycle of net restaurant development.

All metrics were set after consideration of the business environment at the time the metrics were approved and the Corporation’s forward-looking strategic plan. Such business environment was influenced by supply chain and inflationary pressures, including rising costs for commodities, labor, health care and utilities. The Compensation Committee believed at the time that the performance targets were rigorous, yet achievable, and established levels designed to be challenging such that attainment of the targeted amounts was not assured at the time they were set and would require a high level of effort and execution to attain them.

These targets were set in the first quarter of 2025. Results for Dine Brands and each of Applebee’s and IHOP, and resulting bonus payout percentages, were as presented in the below table.

The table below outlines the annual cash incentive metrics and weighting for each of the continuing NEOs for 2025:

Name	Dine Brands Adjusted EBITDA	IHOP Business Unit Adjusted EBITDA	Applebee’s Business Unit Adjusted EBITDA	Dine Brands Traffic v. Peer Set	IHOP Traffic v. Peer Set

John W. Peyton	60%	—	—	40%	—

Vance Y. Chang	60%	—	—	40%	—

Christine K. Son	60%	—	—	40%	—

Lawrence Y. Kim	30%	30%	—	—	40%

The threshold, target, and maximum payout levels for the performance metrics are illustrated in the table below.

Metric	Threshold	Target		Maximum	Actual Result	Percentage of Target Achieved	Payout Percentage of Target for Metric

Dine Brands Adjusted EBITDA (millions)	$199.8	$235.0	(1)	$258.5	$219.8	93.6%	65.0%

IHOP Business Unit Adjusted EBITDA (millions)	$133.1	$156.6	(2)	$172.3	$150.7	96.2%	80.0%

Applebee’s Business Unit Adjusted EBITDA (millions)	$91.8	$108.0		$118.8	$109.3	101.2%	106.0%

Dine Brands Traffic v. Peer Set(3)	—	—		—	—	—	—

Applebee’s Traffic v. Peer Set(3)	—	—		—	—	—	—

IHOP Traffic v. Peer Set(3)	—	—		—	—	—	—

Payout as a Percentage of an Executive’s Target	25.0%	100.0%		200.0%	—	—	—

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2026 PROXY STATEMENT
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(1)

The 2025 target is lower relative to 2024 due to the Corporation’s investments in strategic initiatives related to restaurant remodels, dual-branded IHOP and Applebee’s restaurants, and an increase in company-owned restaurants.

(2)	The 2025 target is lower relative to 2024 due to reduced rental and financing margins driven by increased restaurant closures associated with franchise agreement expirations.

(3)

Dine Brands Traffic, Applebee’s Traffic and IHOP Traffic account for, in each case, 40% of the potential 2025 Annual Incentive Plan payout and are being excluded as such information is competitively sensitive and not otherwise disclosed by the Corporation.

The amounts in the table below represent the annual cash incentives paid to each of the NEOs pursuant to the 2025 Annual Incentive Plan and are calculated by multiplying the NEO’s year-end base salary by the target percentage of base salary and by the percentage of incentive target achieved.

Name*	Base Salary	Target as Percentage of Base Salary	Percentage of Incentive Target Achieved	Annual Cash Incentive Paid

John W. Peyton	$1,000,000	150%	91.96%	$1,379,400

Vance Y. Chang	$546,312	75%	91.96%	$376,791

Lawrence Y. Kim	$700,000	90%	123.50%	$778,050

Christine K. Son	$550,000	75%	91.96%	$379,335

*	Mr. Moralejo’s annual cash incentive for 2025 was paid at 100% of target pursuant to the terms of his severance agreement.

Long-Term Incentive or LTI Awards

The Compensation Committee grants each of the NEOs a blend of RSAs, a Cash LTIP award, and, for 2025, a Development LTIP award. The RSAs vest in equal installments over a three-year period, and the 2025 Cash LTIP payout is based on the Corporation’s cumulative adjusted EBITDA performance with a relative TSR modifier. The Development LTIP is intended to be a one-time award, with payout based on achievement of a cumulative net development target over a two-year performance period. The value of RSAs fluctuates with changes in the Corporation’s stock price.

The Compensation Committee decided to grant a portion of each NEO’s 2025 LTI awards in the form of a Development LTIP (replacing the portion of LTI awards granted as NQSOs in prior years) in order to further align NEO compensation with the Corporation’s long-term net development goals. The Development LTIP has a two-year performance period that is intended to account for the unpredictability and full life cycle of restaurant development.

The Compensation Committee believes that this mix of long-term incentives appropriately balances an emphasis on absolute performance and absolute and relative stock price performance and aligns the compensation of our NEOs with the long-term interests of stockholders. The LTI awards are comprised of the mix of award vehicles noted in the below table. The Compensation Committee believes this weighting provides a balanced strategy among stockholder alignment, executive retention, risk, and performance.

	RSAs	Cash LTIP	Development Cash LTIP

CEO	25%	37.5%	37.5%

Other NEOs	33.3%	33.3%	33.3%

The Cash LTIP cycles provide for payment between zero and 200% of the target award based on the Corporation’s performance in achieving cumulative adjusted EBITDA targets over a three-year performance period. The cumulative adjusted EBITDA target was established based on our operation plan and was designed to be challenging but achievable with strong management performance. Additionally, this target award is subject to a TSR multiplier that can adjust the amount of

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2026 PROXY STATEMENT
EXECUTIVE COMPENSATION

the target award based on the Corporation’s relative TSR performance over the performance period. The relative cumulative adjusted EBITDA targets are depicted below:

	Cumulative EBITDA for the Performance Period	Payout

No Payout	<85% of Cumulative EBITDA Target	0%

Threshold	85% of Cumulative EBITDA Target	50%

Target	100% of Cumulative EBITDA Target	100%

Maximum	110% of Cumulative EBITDA Target	200%

The TSR multiplier to be applied at the end of the performance period is as follows:

Performance	Relative TSR	TSR Multiplier

Maximum	75th Percentile and Above	+25% (but not to exceed 200%)

Threshold	25th Percentile and Below	-25%

The Development LTIP provides for payment between zero and 200% of the target award based on the Corporation’s performance in achieving a pre-established cumulative net development target after a two-year performance period. The net development target was established based on our operation plan and was designed to be challenging but achievable with strong management performance. The relative development performance targets are depicted below:

	Relative Development at End of Performance Period	Percentage of Target Relative to Development Target Achieved

No Payout	<50% of Net Development Target	0%

Threshold	50% of Net Development Target	50%

Target	100% of Net Development Target	100%

Maximum	200% of Net Development Target	200%

The Compensation Committee considered a range of factors in setting the value to be awarded to the NEOs, including assessments of individual performance, the potential contributions that each NEO could be expected to make in the future, each NEO’s TDCO, LTI awards previously granted to certain NEOs, the size of awards provided to other individuals holding similar positions in the NEO Peer Group, survey data considered by the Compensation Committee, the number of shares which remained available for issuance under the 2019 Stock Incentive Plan and overall accounting expense associated with the awards.

The table below summarizes the grant date value of the long-term incentive awards made in 2025, excluding the one-time retention awards described below. As noted above, the Development LTIP award is intended to be a one-time opportunity. Due to his 2025 departure, Mr. Moralejo did not participate in the 2025 LTI program:

Name	Restricted Stock	Cash LTIP at Target	Development LTIP at Target	Total Long-Term Incentive Opportunity

John W. Peyton	$1,710,496	$2,550,000	$2,550,000	$6,810,496

Vance Y. Chang	$301,854	$300,000	$300,000	$901,854

Lawrence Y. Kim	$503,081	$500,000	$500,000	$1,503,081

Christine K. Son	$251,553	$250,000	$250,000	$751,553

In addition, in 2025, the Compensation Committee granted one-time special retention awards in the form of RSAs to Mr. Peyton, Mr. Chang and Ms. Son with an aggregate grant date fair value of $503,081 for Mr. Peyton and Mr. Chang and $603,708 for Ms. Son. The special retention RSAs were intended to provide additional retention incentives and are scheduled to vest in equal installments over a three-year period.

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Additional detail regarding long-term incentive awards granted in 2025 can be found in the “Grants of Plan-Based Awards in 2025” table in this proxy statement.

2023-2025 Cash LTIP Payout

The Cash LTIP payout for the 2023-2025 performance period and prior performance periods as a percentage of target was determined based on the Corporation’s TSR performance relative to all other restaurant companies traded on U.S.-based exchanges. Performance and payouts under the 2023-2025 performance period and prior performance periods were as follows:

Performance Period	Dine Brands TSR	Restaurant Index Percentile Rank		Payout as a Percentage of Target Award

2021-2023	(23.13)%	27.6	th	0%

2022-2024	(47.62)%	18.2	nd	0%

2023-2025*	(46.56)%	37.1	st	74.2%

*

For the 2023-2025 Cash LTIP cycle, the Corporation’s TSR performance achieved a percentile rank of 37.1st relative to the companies included in the index of publicly-traded restaurant companies during the three-year performance period. The amounts in the table below represent the target Cash LTIP incentive and actual amounts paid to the participating NEOs pursuant to the 2023-2025 Cash LTIP.

Name	2023-2025 Target Award	2023-2025 Payout (74.2% of Target)

John W. Peyton	$1,050,000	$779,100

Vance Y. Chang	$212,500	$157,675

Tony E. Moralejo(1)	$150,000	$89,974

Lawrence Y. Kim(2)	—	—

Christine K. Son	$187,500	$139,125

(1)	Mr. Moralejo’s 2023-2025 Cash LTIP payment was prorated pursuant to the terms of his severance agreement.

(2)	Mr. Kim was appointed President of the IHOP Business Unit effective January 6, 2025 and did not participate in the 2023-2025 Cash LTIP.

2023-2025 Performance-Based RSUs

In March 2022, the Compensation Committee granted a special retention award of performance-based RSUs to Mr. Chang and Ms. Son. Mr. Chang received 4,281 and Ms. Son received 3,925 performance-based RSUs, which were originally scheduled to vest on March 4, 2025 in amounts based on the Corporation’s achievement of stock price hurdles ranging from $115 to $150. Based on our stock price performance during the performance period, these RSUs did not vest and were forfeited.

Stock Ownership Guidelines

The Corporation maintains robust stock ownership guidelines that are intended to further the Compensation Committee’s objectives of aligning the financial interests of its executives with those of the Corporation’s stockholders. The stock ownership guidelines call for each NEO to accumulate a minimum number of shares equal in value to a specific multiple of their base salary. For purposes of the guidelines, stock ownership includes Common Stock owned directly, in-the-money value of exercisable NQSOs, RSAs, and stock-settled RSUs that are not subject to performance goals that have not been achieved. The types and amounts of stock-based awards are intended, in part, to facilitate the accumulation of sufficient shares by the Corporation’s executives to allow them to meet the stock ownership guidelines.

The Compensation Committee annually reviews each NEO’s progress towards meeting the stock ownership guidelines. The Compensation Committee has informed management that it may reduce or choose not to grant future stock-based

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compensation to any executive who fails to make reasonable progress towards meeting the stock ownership goals within five years after becoming subject to the guidelines. Based upon its March 2026 review of each continuing NEO’s equity holdings in the Corporation, the Compensation Committee determined that each continuing NEO met, exceeded, or was on schedule to meet the applicable guideline.

The following table sets forth the stock ownership and goals of each of the continuing NEOs:

Name	Guideline as a Multiple of Base Salary	Guideline Status

John W. Peyton	6	Met

Vance Y. Chang(1)	4	On Schedule

Lawrence Y. Kim(2)	4	On Schedule

Christine K. Son	2	Met

(1)	Mr. Chang has until June 14, 2026 to meet his stock ownership guideline.

(2)	Mr. Kim has until January 6, 2030 to meet his stock ownership guideline.

Clawback Policy

The Corporation maintains a Clawback Policy consistent with the requirements of the Exchange Act Rule 10d-1 and in accordance with the final listing standards adopted by NYSE to implement the compensation recovery requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Clawback Policy provides that if the Corporation is required to restate its financial results due to material noncompliance with any financial reporting requirement under the federal securities laws, the Corporation will recoup from each current and former “executive officer” (within the meaning of Rule 10d-1 of the Exchange Act), of the Corporation or a subsidiary of the Corporation any erroneously awarded incentive compensation, subject to limited exceptions. This policy will apply in addition to any right of recoupment against the Chief Executive Officer and Chief Financial Officer pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 or other applicable law or regulation. The Clawback Policy is attached as Exhibit 97 to the Corporation’s 2025 annual report on Form 10-K for the fiscal year ended December 28, 2025, as filed with the SEC on February 25, 2026.

Hedging and Pledging Restrictions

Under the Corporation’s Insider Trading Policy, all officers, employees, and directors of the Corporation are prohibited from engaging in short sales of the Corporation’s common stock or in taking positions on the Corporation’s publicly traded call and put options or otherwise using financial instruments to engage in hedging transactions to lock in the value of the Corporation’s securities by preventing a decrease and/or increase in value.

Employment Agreements and Change-in-Control Provisions

Employment Agreements

The Corporation enters into employment agreements with certain executives when it determines that an employment agreement is desirable for the Corporation to obtain a measure of assurance as to the executive’s continued employment in light of prevailing market competition for the particular position held by the executive officer, or where the Compensation Committee determines that an employment agreement is necessary and appropriate to attract an executive in light of market conditions, the prior experience of the executive or practices at the Corporation with respect to other similarly situated employees.

As of December 28, 2025, Mr. Peyton was a party to an employment agreement with the Corporation that provides for an initial employment term of three years. Mr. Peyton’s employment agreement further provides for automatic successive one-year extensions at the end of such term unless the Corporation or the executive gives notice to the contrary more than 90 days prior to the expiration of the then-current term of the agreement. The Corporation may terminate his employment agreement at any time, with or without cause upon written notice to the executive. The employment agreement provides for

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a base salary, target annual cash incentive opportunities as a percentage of base salary and certain other perquisites and benefit programs. The employment agreement does not contain multi-year incentive guarantees or tax gross-ups. The employment agreement contains confidentiality, trade secrets, discoveries, and non-solicitation provisions.

Under certain termination scenarios, the employment agreement may provide for severance payments, benefits continuation and vesting of outstanding equity-based awards. See “Potential Payments Upon Termination or Change in Control” in this proxy statement for additional information about severance arrangements, including projected severance payment amounts, pursuant to the employment agreement.

Amended and Restated Executive Severance and Change in Control Policy

As of December 28, 2025, Mr. Chang, Mr. Kim and Ms. Son participated in the Severance Plan. The Severance Plan is intended to increase the retention of the senior leadership team and to provide severance benefits under specified circumstances to certain individuals who are in a position to contribute materially to the success of the Corporation. These arrangements also are intended to facilitate changes in the leadership team by setting terms for the termination of an executive officer in advance, thereby allowing a smooth transition of responsibilities when it is in the best interests of the Corporation. Under certain termination scenarios, the Severance Plan may provide for severance payments, benefits continuation and vesting of certain outstanding equity-based awards. The Severance Plan does not provide for tax gross-ups. On February 19, 2025, the Severance Plan was amended to provide that, upon a qualifying termination within 24 months following a “change in control,” the accelerated vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions will be based on target performance instead of the Corporation’s actual performance through the date of such change in control.

In connection with his separation, Mr. Moralejo received benefits under the Severance Plan due to his termination without cause.

See “Potential Payments Upon Termination or Change in Control” in this proxy statement for additional information about severance arrangements, including projected severance payment amounts and the amounts received by Mr. Moralejo, pursuant to the Severance Plan.

Nonqualified Deferred Compensation Plan

Pursuant to the Deferred Compensation Plan, all NEOs are eligible to defer their base salaries, annual cash incentives, and long-term incentive plan cash distributions. Deferrals are always 100% vested. This plan provides the NEOs with a long-term capital accumulation opportunity. The Deferred Compensation Plan provides a range of investment opportunities and is designed to comply with Section 409A of the Internal Revenue Code (the “Code”). See “2025 Nonqualified Deferred Compensation” in this proxy statement for additional information.

Perquisites

The Corporation provided all 2025 NEOs with limited perquisites as part of a competitive total compensation package. The Compensation Committee annually reviews the perquisites provided to the NEOs and approves those personal benefits or perquisites that it deems to be in the Corporation’s best interest in order to induce executives to maintain or accept employment with us.

Annual Physicals. Each NEO is entitled and expected to have an annual physical provided at the Corporation’s cost.

Automobile Allowances. The Corporation pays each of the NEOs an automobile allowance.

Supplemental Life Insurance. The Corporation provides supplemental life insurance for each of the NEOs in addition to paying for life insurance for all eligible employees. NEOs are provided $900,000 in life insurance under the Corporation’s group policy.

Supplemental Disability Insurance. The Corporation provides supplemental disability insurance for each of the NEOs in addition to paying for disability insurance for all eligible employees. The coverage for each NEO generally provides for a benefit equal to 60% of pre-disability earnings subject to a maximum of $25,000 per month.

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EXECUTIVE COMPENSATION

Restaurant Dining Expenses. The Corporation reimburses each of the NEOs for amounts spent dining at Applebee’s, IHOP, and Fuzzy’s restaurants.

Other. On a case-by-case basis, the Corporation may provide other perquisites to certain executives from time to time.

See the 2025 Summary Compensation Table for additional details on these perquisites.

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COMPENSATION TABLES

COMPENSATION TABLES

Compensation tables and accompanying notes and disclosures for all NEOs are set forth below.

2025 Summary Compensation Table

The following 2025 Summary Compensation Table and accompanying notes set forth information concerning compensation earned by each of the Corporation’s NEOs for the fiscal year ended December 28, 2025, and, to the extent required under applicable SEC disclosure rules, the fiscal years ended December 29, 2024, and December 31, 2023.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)

John Peyton	2025	1,000,000	—	2,213,577	—	2,158,500	45,238	5,417,315
Chief Executive Officer	2024	1,000,000	—	1,820,715	1,275,008	554,835	46,667	4,697,225
	2023	1,000,000	—	1,400,029	1,050,021	1,036,451	54,020	4,540,521

Vance Chang	2025	543,252	—	804,935	—	534,466	47,976	1,930,629

Chief Financial Officer	2024	530,400	—	349,749	150,010	147,142	45,634	1,222,935
	2023	526,477	—	425,060	212,522	329,299	53,790	1,547,148

Tony E. Moralejo	2025	283,846	—	89,664	26,286	89,974	1,173,788	1,663,558
President, Applebee’s	2024	600,000	—	353,477	150,010	195,750	48,710	1,347,947
	2023	592,109	—	300,060	150,035	374,868	53,437	1,470,509

Lawrence Y. Kim	2025	700,000	—	503,081	—	778,050	41,108	2,022,239
President, IHOP	2024	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—

Christine K. Son	2025	540,385	—	855,261	—	518,460	44,019	1,958,125

Senior Vice President, Legal	2024	500,000	—	294,556	125,012	110,967	43,908	1,074,443
	2023	493,846	—	375,075	187,534	248,340	53,123	1,357,918

(1)

The amounts reported in this column for 2025 represent the aggregate grant date fair value related to the RSAs that were granted as part of the 2025 LTI award and RSAs granted as special retention awards to Mr. Peyton ($503,081), Mr. Chang ($503,081), and Ms. Son ($603,708) in 2025, in each case computed in accordance with FASB ASC Topic 718. The amounts in the “Stock Awards” column for prior years include the aggregate grant date fair value related to stock awards granted in each of the years shown, computed in accordance with FASB ASC Topic 718. See Note 13 to Consolidated Financial Statements in the Corporation’s annual reports on Form 10-K for the year ended 2025 for information regarding assumptions underlying the valuation of equity awards granted in 2025.

(2)	The amounts in “All Other Compensation” for 2025 include amounts paid or reimbursed for the following:

Name	Taxable Fringe ($)	Auto Allowance and Expenses ($)	401(k) Plan Contributions ($)	Dine Brands Restaurant Dining Expenses ($)	Life and Disability Insurance Premiums ($)	Annual Physical Exam ($)(a)	Severance Payments ($)(b)	Total ($)

John W. Peyton	0	15,000	17,500	644	7,094	5,000	0	45,238

Vance Y. Chang	0	15,000	17,500	6,123	4,353	5,000	0	47,976

Tony E. Moralejo	0	7,500	16,150	0	5,138	5,000	1,140,000	1,173,788

Lawrence Y. Kim	0	15,000	17,038	0	4,070	5,000	0	41,108

Christine K. Son	77	15,000	17,500	1,508	4,934	5,000	0	44,019

(a)	For healthcare privacy reasons, the Corporation allocated the same annual physical exam cost to each officer listed in this table during 2025.

(b)	Severance includes payments and benefits provided to Mr. Moralejo in accordance with the terms of the Severance Plan, which consists of one year of his base salary and target bonus.

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COMPENSATION TABLES

Grants of Plan-Based Awards in 2025

The following table provides information with respect to the plan-based awards granted by the Compensation Committee to the NEOs. Plan-based awards include annual incentive plan awards under the Corporation’s 2025 Annual Incentive Plan (“AIP”), RSAs, Cash LTIP awards and Development LTIP awards under the 2019 Stock Incentive Plan. For additional information on the performance objectives and determination of threshold, target, and maximum payouts for these awards, see the section entitled “Performance- and Stock-Based Compensation” in the Compensation Discussion and Analysis section of this proxy statement.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards (#)	All Other Stock Awards: Number of Shares or Stock Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name/Type of Award	Grant Date	Approval Date		Threshold ($)	Target ($)	Maximum ($)

John W. Peyton
AIP	—	—		375,000	1,500,000	3,000,000	—	—	—		—	—
Cash LTIP	—	—		1,275,000	2,550,000	5,100,000	—	—	—		—	—
Development LTIP	—	—		1,275,000	2,550,000	5,100,000	—	—	—		—	—
Special RSA	3/7/2025	2/19/2025		—	—	—	—	19,253	—		—	503,081
RSA	3/7/2025	2/19/2025		—	—	—	—	65,461	—		—	1,710,496

Vance Y. Chang
AIP	—	—		102,434	409,734	819,468	—	—	—		—	—
Cash LTIP	—	—		150,000	300,000	600,000	—	—	—		—	—
Development LTIP	—	—		150,000	300,000	600,000	—	—	—		—	—
Special RSA	3/7/2025	2/19/2025		—	—		—	19,253	—		—	503,081
RSA	3/7/2025	2/19/2025		—	—	—	—	11,552	—		—	301,854

Tony Moralejo(4)
AIP	—	—		—	—	—	—	—	—		—	—
LTIP	—	—		—	—	—	—	—	—		—	—
RSA	6/4/2025	[	]	—	—	—	—	3,736	—		—	89,664
NQSO	6/4/2025	[	]					—	18,896	(5)	—	26,286

Lawrence Y. Kim
AIP	—	—		157,500	630,000	1,260,000	—	—	—		—	—
Cash LTIP	—	—		250,000	500,000	1,000,000	—	—	—		—	—
Development LTIP	—	—		250,000	500,000	1,000,000	—	—	—		—	—
RSA	3/7/2025	2/19/2025		—	—	—	—	19,253	—		—	503,081

Christine K. Son
AIP	—	—		103,125	412,500	825,000	—	—	—		—	—
Cash LTIP	—	—		125,000	250,000	500,000	—	—	—		—	—
Development LTIP	—	—		125,000	250,000	500,000	—	—	—		—	—
Special RSA	3/7/2025	2/19/2025		—	—		—	23,104	—		—	603,708
RSA	3/7/2025	2/19/2025		—	—	—	—	9,627	—		—	251,554

(1)

Please see the section entitled “Performance- and Stock-Based Compensation” in the Compensation Discussion and Analysis section of this proxy statement for additional information regarding the AIP, Cash LTIP, and Development LTIP.

(2)

RSAs reflected in this table vest as to one-third of the total shares on each of the first, second, and third anniversaries of the date of grant. The amounts in this column represent the aggregate grant date fair value related to RSAs awards granted in 2025 computed in accordance with FASB ASC Topic 718. See Note 13 to Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the year ended December 28, 2025 for information regarding assumptions underlying the valuation of equity awards.

(3)

The amounts in this column represent the aggregate grant date fair value related to RSAs awards granted in 2025 computed in accordance with FASB ASC Topic 718. See Note 13 to Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the year ended December 28, 2025 for information regarding assumptions underlying the valuation of equity awards.

(4)

Mr. Moralejo departed his role as President, Applebee’s Business Unit effective March 4, 2025 and did not participate in the AIP or receive LTI awards for 2025. The awards reflected here were modified pursuant to FASB ASC Topic 718 pursuant to his severance agreement.

(5)

The fair value of the NQSO awards were derived using the Black-Scholes model for stock options on the date the awards were modified. The exercise prices are as follows $87.17 for 2020, $82.44 for 2021, $70.08 for 2022, $74.94 for 2023, and $49.06 for 2024.

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COMPENSATION TABLES

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table provides summary information regarding the outstanding equity awards for the Corporation’s NEOs at December 28, 2025.

	Stock Awards

	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Name	Exercisable (#)	Unexercisable (#)

John W. Peyton	29,016	—		57.55	1/4/2031	—	—		—	—
	26,936	—		82.44	3/4/2031	—	—		—	—
	31,595	—		70.08	3/4/2032	—	—		—	—
	18,742	9,371	(2)	74.94	3/3/2033	6,227	212,341	(4)	—	—
	19,093	38,185	(3)	49.06	3/1/2034	24,741	843,668	(5)	—	—
	—	—		—	—	84,714	2,888,747	(6)	—	—

Vance Y. Chang	4,148	—		90.94	6/15/2031	—	—		—	—
	4,514	—		70.08	3/4/2032	—	—		—	—
	3,794	1,896	(2)	74.94	3/3/2033	1,890	64,449	(4)	—	—
	2,247	4,492	(3)	49.06	3/1/2034	4,752	162,043	(5)	—	—
	—	—		—	—	30,805	1,050,451	(6)	—	—

Tony E. Moralejo	5,820	—		87.17	6/4/2027	—	—		—	—
	2,309	—		82.44	6/4/2027	—	—		—	—
	2,257	—		70.08	6/4/2027	—	—		—	—
	4,107	—		74.94	6/4/2027	—	—		—	—
	4,493	—		49.06	6/4/2027	—	—		—	—
	—	—		—	—	—	—		—	—

Lawrence Y. Kim	—	—		—	—	20,668	704,779	(7)
	—	—		—	—	19,253	656,527	(6)

Christine K. Son	3,764	—		90.90	2/26/2026	—	—		—	—
	12,593	—		53.49	3/3/2027	—	—		—	—
	4,767	—		68.80	2/22/2028	—	—		—	—
	2,559	—		98.97	2/25/2029	—	—		—	—
	4,143	—		87.17	2/26/2030	—	—		—	—
	—	—		—	—	—	—		—	—
	—	—		—	—	—	—		—	—
	4,138	—		70.08	3/4/2032	—	—		—	—
	3,348	1,673	(2)	74.94	3/3/2033	1,668	56,879	(4)	—	—
	1,872	3,744	(3)	49.06	3/1/2034	4,002	136,468	(5)	—	—
	—	—		—	—	32,371	1,103,851	(6)	—	—

(1)	Per share value of stock awards is $34.10 based on the closing price of the Common Stock on the NYSE on December 26, 2025, the last trading day of fiscal 2025.

(2)	These NQSOs became exercisable as to one-third on each of March 4, 2024, March 4, 2025, and March 4, 2026.

(3)	These NQSOs became exercisable as to one-third on each of March 1, 2025 and March 1, 2026, and will become exercisable as to one-third on March 1, 2027

(4)	These RSAs vested as to one-third on each of March 3, 2024, March 3, 2025, and March 3, 2026.

(5)	These RSAs vested as to one-third on each of March 1, 2025 and March 1, 2026 and will vest as to one-third on March 1, 2027.

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COMPENSATION TABLES

(6)	These RSAs vested as to one-third on March 7, 2026 and will vest as to one-third on each of March 7, 2027 and March 7, 2028.

(7)	These RSAs vested as to one-third on November 15, 2025 and will vest as to one-third on each of November 15, 2026 and November 15, 2027.

2025 Option Exercises and Stock Vested

The following table provides information on stock option exercises and vesting of stock awards by the NEOs during the fiscal year ended December 28, 2025.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

John W. Peyton	—	—	25,257	576,127

Vance Y. Chang	—	—	7,895	190,522

Tony E. Moralejo	—	—	9,845	228,048

Lawrence Y. Kim	—	—	10,334	272,198

Christine K. Son	—	—	4,978	113,104

(1)	Represents the lapsing of restrictions on and the release or issuance, as applicable, of RSAs and RSUs granted to the NEO.

(2)	Represents the product of the number of shares vested and the closing price of the Corporation’s Common Stock on the NYSE on the vesting date.

2025 Nonqualified Deferred Compensation

Pursuant to the Deferred Compensation Plan, certain highly compensated employees can elect to defer up to 80% of their base salary, 100% of annual cash incentive payments and 100% of long-term incentive plan distributions instead of receiving these amounts as payments taxable in the year of receipt.

Under the Deferred Compensation Plan, participants may designate select investment options, approved by the Compensation Committee, in which the deferred compensation payments are deemed to be invested. These investment options are not publicly traded and are only available through variable insurance products. Participants have no ownership interest in the investment option(s) they select, as the investment options are used principally to measure gains or losses. Amounts are credited or debited to a participant’s account balance in accordance with deferral elections made by the participant. There is no guaranteed investment return on any deferred payment amounts.

The unfunded, nonqualified plan structure of the Deferred Compensation Plan is required in order to preserve the beneficial tax deferral treatment for the participants. Amounts in a participant’s deferral account represent unsecured claims against the Corporation’s assets. Deferred amounts together with any credited investment returns are paid out to participants in accordance with their advance written election, either in a lump sum or in annual installment payments commencing on the applicable benefit distribution date selected by the participant. No NEOs contributed to the Deferred Compensation Plan during 2025, although Mr. Moralejo had a legacy balance under the Deferred Compensation Plan. The following table sets forth information regarding the benefits payable to each participating NEO under the Deferred Compensation Plan as of December 28, 2025.

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End

John W. Peyton	—	—	—	—	—

Vance Y. Chang	—	—	—	—	—

Tony E. Moralejo	—	—	$6,656	—	$89,193	*

Lawrence Y. Kim	—	—	—	—	—

Christine K. Son	—	—	—	—	—

*	This table was inadvertently excluded from prior disclosures. Mr. Moralejo’s contributions occurred prior to his tenure as President of the Applebee’s Business Unit.

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2026 PROXY STATEMENT
COMPENSATION TABLES

Employment Agreements and Equity Awards

The employment agreement for Mr. Peyton and the Severance Plan for Mr. Chang, Mr. Kim and Ms. Son provide for severance benefits in the event of termination by the Corporation without “cause,” termination by the executive for “good reason” either prior to or following a “change in control,” termination upon a change in control only, termination due to death, and termination due to disability.

The award agreements under our 2019 Stock Incentive Plan provide for certain treatment of unvested equity awards upon a recipient’s termination of employment. Our RSA and RSU agreements generally provide that an executive shall no longer be entitled to the entire RSA or RSU award if the recipient does not remain continuously employed through the vesting period, except in the case of (i) disability or death, in which case the recipient shall fully vest in the RSAs or RSUs, or (ii) upon a change in control, in which case the recipient shall fully vest in the RSAs or RSUs subject to certain conditions including a qualifying termination. Our NQSO agreement generally provides that NQSOs may not be exercised after a recipient ceases to be employed or engaged by the Corporation except in the case of (i) death or disability, in which case, the recipient shall fully vest in the NQSOs and shall have 12 months from the date of termination to exercise such NQSOs; (ii) retirement, in which case, the recipient shall fully vest in the NQSOs and shall have five years from the date of retirement to exercise such NQSOs; and (iii) a qualifying termination upon a change in control, in which case, the recipient is eligible to receive, subject to certain conditions, the payment of a lump sum amount in cash equal to the product of the excess of the fair market value of the option over the option exercise price and the number of unexercised option shares.

Employment Agreement with John W. Peyton

The employment agreement between the Corporation and Mr. Peyton provides that, in the event of termination by the Corporation without “cause” or by Mr. Peyton for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Peyton would be entitled to the following benefits:

•	any accrued base salary through the date of termination and any bonus for the prior fiscal year not yet paid;

•

a lump sum payment equal to two times the sum of his annual base salary, plus the greater or (i) the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed and (ii) Mr. Peyton’s target bonus for the then-current fiscal year;

•	the annual bonus payout for Mr. Peyton for the year of termination based on actual performance, prorated for the length of service during such year;

•	continued insurance coverage for a maximum of 18 months;

•	the right to exercise any vested stock options or SARs for up to 24 months;

•	accelerated vesting of time-based equity awards that would have vested during the 24-month period following such termination; and

•

vesting of performance-based equity awards based on the portion of the period elapsed prior to the date of termination plus up to 24 months, with each such award to be paid at the time such award would have been paid to Mr. Peyton had he remained employed with the Corporation, based on actual performance during such period.

The employment agreement with Mr. Peyton also provides that, in the event of termination by the Corporation without “cause” or by Mr. Peyton for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Peyton will be entitled to the following benefits:

•

a lump sum payment equal to three times the sum of his base salary, plus the greater of (i) the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed and (ii) Mr. Peyton’s target bonus for the then-current fiscal year;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of all time-based equity awards; and

•

vesting of all performance-based equity awards and long-term cash-based compensation subject to performance-vesting criteria based on the Corporation’s target performance through the date of such change in control.

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2026 PROXY STATEMENT
COMPENSATION TABLES

Amended and Restated Executive Severance and Change in Control Policy

As of December 28, 2025, pursuant to the terms of the employment offer letters for Mr. Chang, Mr. Kim and Ms. Son and the Severance Plan, if Mr. Chang, Mr. Kim or Ms. Son’s employment is involuntarily terminated by the Corporation without “cause” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Chang, Mr. Kim or Ms. Son, as applicable, will be entitled to the following benefits:

•	an amount equal to 12 months’ base salary, plus 100% of the target bonus for the performance period in which the termination occurs;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period; and

•	The right to exercise any vested stock options or SARs for up to 24 months.

The Severance Plan also provides that in the event an executive’s employment is involuntarily terminated by the Corporation without “cause” within 24 months following a “change in control” or an executive’s employment is voluntarily terminated for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, the executive will be entitled to the following benefits:

•	an amount equal to 24 months’ base salary, plus 200% of the annual target bonus for the performance period in which the termination occurs;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on target performance through the date of the change in control; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

As noted above, effective March 4, 2025, Mr. Moralejo departed from his role as President, Applebee’s Business Unit and John W. Peyton, our Chief Executive Officer, became President, Applebee’s Business Unit. Due to his qualifying termination of employment without cause under the Severance Plan and subject to the execution of his severance agreement, Mr. Moralejo received the following severance benefits in accordance with the terms of the Severance Plan: (i) an amount equal to 12 months’ base salary, plus 100% of the target bonus for the performance period in which the termination occurs ($1,140,000); (ii) full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of termination ($92,167) based on the Corporation’s closing stock price on June 4, 2025 (the date on which Mr. Moralejo’s employment with the Corporation terminated); (iii) pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period ($89,974); and (iv) the right to exercise any vested stock options or SARs for up to 24 months.

Section 280G of the Code

The employment agreement for Mr. Peyton as well as the Severance Plan provide that if any payment or benefit received by the executive would not be deductible by reason of Section 280G of the Code, then the payment or benefits will be reduced until no portion of such payment or benefits is not deductible by reason of Section 280G of the Code, provided that no such reduction will be made unless the net after-tax benefit received by the executive after such reduction would exceed the net after-tax benefit received by the executive if no such reduction was made.

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2026 PROXY STATEMENT
COMPENSATION TABLES

Potential Payments Upon Termination or Change in Control

The information below describes and estimates certain compensation that would become payable under existing plans and arrangements assuming the continuing NEO’s employment had terminated or a “change in control” had occurred on December 28, 2025, based on the Corporation’s closing stock price on December 28, 2025. These benefits are in addition to benefits available generally to salaried employees.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and the Corporation’s stock price. In addition, as of December 28, 2025, the employment agreement for Mr. Peyton as well as the Severance Plan applicable to Mr. Chang, Mr. Kim, and Ms. Son provide that if the payments and benefits to an NEO under his or her respective employment agreement or policy or another plan, arrangement or agreement would subject the NEO to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, if such reduction would result in the NEO receiving a higher net after-tax amount. The amounts reflected in the below table do not reflect the application of any reduction in compensation or benefits pursuant to the terms of the applicable employment agreement or policy.

There can be no assurance that a termination or “change in control” would produce the same or similar results as those described if occurring on another date or at another price, or if any assumption used to prepare this information is not correct in fact. Please see “Employment Agreements and Change in Control Provisions” in the Compensation Discussion and Analysis section of this proxy statement for additional information.

The following table presents payments for involuntary termination by the Corporation for reasons other than “cause” or, in the case of Mr. Peyton, voluntary termination by the participant for “good reason” not in connection with a “change in control” (“CIC”).

	Peyton	Chang	Kim	Son

Cash Severance	$5,000,002	$950,691	$1,330,000	$945,673

Pro-Rata Bonus Payment	$1,379,400	$0	$0	$0

Time-Vested NQSO Spread Value	$0	$0	$0	$0

Time-Vested RSA and RSU	$2,810,482	$467,155	$538,409	$468,601

Cash LTIP Value*	$4,604,100	$357,675	$166,667	$305,792

Development LTIP Value*	$2,550,000	$100,000	$166,667	$83,333

Welfare Benefit Value	$37,343	$23,319	$24,288	$23,319

Outplacement	$10,000	$5,000	$5,000	$5,000

Total	$16,391,327	$1,903,840	$2,231,031	$1,831,718

*

These awards would be prorated based on target or, with respect to awards granted prior to 2025, actual performance as of the date of termination. Awards granted prior to 2025 reflect actual performance as of December 28, 2025 and awards granted in 2025 reflect target performance.

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2026 PROXY STATEMENT
COMPENSATION TABLES

The following table presents payments for involuntary termination by the Corporation for reasons other than “cause” or voluntary termination by the participant for “good reason” within 24 months following a CIC.

	Peyton	Chang	Kim	Son

Cash Severance	$7,500,003	$1,901,382	$2,660,000	$1,891,347

Pro-Rata Bonus Payment	$1,500,001	$407,439	$630,000	$405,289

Time-Vested NQSO Spread Value	$0	$0	$0	$0

Time-Vested RSA and RSU	$3,718,019	$1,203,547	$1,283,061	$1,234,208

Cash LTIP Value*	$4,604,100	$607,675	$500,000	$514,125

Development LTIP Value*	$2,550,000	$300,000	$500,000	$250,000

Welfare Benefit Value	$37,343	$34,978	$36,432	$34,978

Outplacement	$10,000	$5,000	$5,000	$5,000

Severance Reduction (if applicable)	$(3,685,686)	$(49,198)	$0	$(10,112)

Total	$16,233,780	$4,410,823	$5,614,493	$4,324,835

*

These awards would accelerate in full based on target or, with respect to awards granted prior to 2025, actual performance as of the date of the CIC. Awards granted prior to 2025 reflect actual performance as of December 28, 2025, and awards granted in 2025 reflect target performance.

As of December 28, 2025, none of our NEOs were eligible for retirement.

The following table presents payments upon a CIC only and no termination of employment.

	Peyton	Chang	Kim	Son

Time-Vested NQSO Spread Value	$0	$0	$0	$0

Time-Vested RSA and RSU Value	$0	$0	$0	$0

Cash LTIP Value	$0	$0	$0	$0

Development LTIP Value	$0	$0	$0	$0

Total	$0	$0	$0	$0

The NEOs have contractual entitlements to double trigger treatment with respect to cash severance and the vesting of outstanding equity and Cash LTIP awards. In the event of a change-in-control where the acquiring entity does not assume outstanding awards, the Compensation Committee may exercise discretion to provide for the accelerated vesting of outstanding equity and Cash LTIP awards.

The following table presents payments upon termination of employment due to disability or death.

	Peyton	Chang	Kim	Son

Pro-Rata Bonus Payment	$1,500,001	$407,439	$630,000	$405,289

Time-Vested NQSO Spread Value	$0	$0	$0	$0

Time-Vested RSA and RSU	$3,718,019	$1,203,547	$1,283,061	$1,234,208

Cash LTIP Value	$2,479,100	$357,675	$166,667	$305,792

Development LTIP Value	$850,000	$100,000	$166,667	$83,333

Total	$8,547,120	$2,068,661	$2,246,395	$2,028,622

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2026 PROXY STATEMENT
COMPENSATION TABLES

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of John W. Peyton, our CEO. Consistent with the Compensation Committee’s approach to our executive compensation program, we set compensation using a market-based approach. Accordingly, we strive to create a competitive global compensation program in terms of both the position and the geographic location in which the employee is located. As a result, our compensation program varies among each local market in order to allow us to provide a competitive compensation package.

Ratio

For 2025,

•	The median of the annual total compensation of all of our employees other than Mr. Peyton was $18,429.

•	Mr. Peyton’s annual total compensation was $4,638,215.

•	Based on this information, the ratio of the annual total compensation of Mr. Peyton to the median of the annual total compensation of all employees is estimated to be 252 to 1.

Identification of Median Employee

We used a median employee identification date of December 28, 2025 to calculate our CEO Pay Ratio. Historically, we have used the end of our fiscal year as our median employee identification date. However, for 2024 we used November 1, 2024 as our median employee identification date because our acquisition in November 2024 of 47 formerly franchised restaurant locations substantially altered our employee headcount and did not provide a representative picture of our workforce for the majority of 2024. We did not have those same concerns this year and reverted back to using the end of our fiscal year for our median employee identification date. As of the December 28, 2025 median employee identification date, we had 3,602 employees, with 3,587 employees based in the United States, 12 in Mexico, 6 in the United Arab Emirates, and 6 in Canada. The pay ratio disclosure rules provide an exemption for companies to exclude non-U.S. employees from the median employee calculation if non-U.S. employees in a particular jurisdiction account for five percent or less of the Corporation’s total number of employees. The Corporation applied this de minimis exemption when identifying the median employee by excluding the 24 employees located outside of the United States. In determining the median employee, 3,587 employees in the United States and no employees located outside of the United States were used for the pay ratio calculation.

For purposes of identifying the 2025 median employee from our employee population base, we considered the annual total sum of base salary, wages, overtime, and target bonus, as applicable, compiled from our human resources records. We selected these compensation measures as they represent the principal forms of compensation delivered to all of our employees and this information is readily available. In addition, we measured compensation for purposes of determining the median employee using the 12-month period ending December 28, 2025 and annualized the compensation of any employee who was employed by us for less than the entire year.

Using this methodology, we determined that our median employee was a full-time, hourly restaurant employee located in Missouri. In determining the annual total compensation of the median employee, such employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules except that we elected to include the company-paid portion of health insurance premiums, which are normally excluded from the calculation of total compensation for purposes of the Summary Compensation Table.

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2026 PROXY STATEMENT
Pay vs. Performance Comparison

Pay vs. Performance Comparison
Our executive compensation programs are intended to link a substantial portion of our NEOs’ realized compensation to the achievement of our financial, operational, and strategic objectives, and to align our NEOs’ pay with changes in the value of our shareholders’ investments. For further information concerning the Corporation’s variable pay-for-performance philosophy and how the Corporation aligns executive compensation with company performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement. As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid (“CAP”) (as defined in Item 402(v)) and performance for fiscal years 2025, 2024, 2023, 2023 and 2021.

								Ending Value of Initial Fixed $100 Investment Based on:		(Stated in Millions)

Year	Summary Compensation Table Total for CEO(1) ($)	Compensation Actually Paid to CEO(1)(2) ($)		Summary Compensation Table Total for Former CEO(1) ($)	Compensation Actually Paid to Former CEO(1)(2) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(1) ($)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)($)	Total Shareholder Return(3)	Comparator Group Total Shareholder Return(3)	Net Income ($)	Adjusted EBITDA(4) ($)

2025	5,417,315	6,706,640		—	—	1,893,638	2,121,030	$71.45	$134.80	17.1	219.8

2024	4,697,225	2,491,169		—	—	1,383,117	934,000	$60.08	$137.23	64.9	239.8

2023	4,540,521	1,684,905		—	—	1,633,051	1,081,007	$91.83	$128.76	97.2	256.4

2022	4,425,333	5,441,860		—	—	2,352,870	2,100,774	$115.24	$111.26	81.1	251.9

2021	10,838,013	12,876,797	(5)	156,353	8,412,110	1,758,544	1,748,319	$131.41	$122.05	97.9	253.3

(1)	The following individuals are our CEO, our former CEO, and other NEOs for each fiscal year:

Year	CEO(s)	Non-CEO NEOs

2025	John W. Peyton	Vance Y. Chang, Lawrence Y. Kim, Christine K. Son, Tony E. Moralejo

2024	John W. Peyton	Vance Y. Chang, Jay D. Johns, Christine K. Son, Tony E. Moralejo

2023	John W. Peyton	Vance Y. Chang, Jay D. Johns, Christine K. Son, Tony E. Moralejo

2022	John W. Peyton	Vance Y. Chang, John C. Cywinski, Jay D. Johns, Christine K. Son

2021	John W. Peyton Stephen P. Joyce	Vance Y. Chang, Allison Hall, John C. Cywinski, Jay D. Johns, Christine K. Son, Thomas H. Song

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2026 PROXY STATEMENT
Pay vs. Performance Comparison

(2)	Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year , adjusted as follows:

	FY 2025

Adjustments	CEO	Avg. non- CEO NEO

Summary Compensation Table Total for Applicable Year	5,417,315	1,893,638

Decrease for Amounts Reported Under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(2,213,577)	(569,807)

Increase Based on ASC 718 Fair Value of Awards Granted During Applicable FY that Remain Unvested as of Applicable FY End, Determined as of Applicable FY End. RSU values include RSUs attributable to reinvested Dividend Equivalents	2,888,747	705,776

Increase Based on ASC 718 Fair Value of Awards Granted During Applicable FY that Vested during Applicable FY, Determined as of the Vesting Date	0	0

Increase (Decrease) for Awards Granted During Prior FY That Were Outstanding and Unvested as of Applicable FY End, Determined Based on Change in ASC 718 Fair Value From Prior FY End to Applicable FY End	889,605	125,945

Increase (Decrease) for Awards granted During Prior FY That Vested During Applicable FY, Determined Based on Change in ASC 718 Fair Value From Prior FY End to Vesting Date	(366,514)	(38,624)

Decrease of ASC 718 Fair Value of Awards Granted During Prior FY That Were Forfeited During Applicable FY, Determined as of Prior FY End	0	(24,270)

Increase Based on Dividends or Other Earnings Paid During Applicable FY Prior to Vesting Date	91,063	28,371

Compensation Actually Paid	6,706,640	2,121,030

(3)
TSR is cumulative for the measurement periods beginning as of close of business on December 31, 2020 and ending on January 2, 2022, January 1, 2023, December 31, 2023, December 29, 2024, and December 28, 2025 calculated in accordance with Item 201(e) of Regulation S-K. The S&P 1500 Composite Restaurant Index TSR column consists of 20 companies (excluding Dine Brands), which is the industry specific peer group in our 10-K.

(4)
“Adjusted EBITDA” is a non-GAAP measure used for purposes of our Annual Incentive Plan. Adjusted EBITDA includes income before interest, taxes, depreciation and amortization. A reconciliation of this non-GAAP financial measure to results in accordance with GAAP can be found in Appendix A to this Proxy Statement.

(5)
Includes one-time grants in the form of a sign-on bonus of $1,200,000, special sign-on RSUs valued at $3,096,478 as of the grant date, and special sign-on stock options valued at $884,704 as of the grant date.

Financial Performance Measures
The following table identifies the most important financial performance measures used by our Compensation Committee to link the CAP to our CEO and other NEOs in 2025, calculated in accordance with SEC regulations, to our performance. The role of each of these performance measures on our NEOs’ compensation is discussed in the CD&A above.

Financial Performance Measures

Adjusted EBITDA

Traffic (compared to Black Box Intelligence peer set)

Net Development

Relative Total Shareholder Return (compared to publicly-traded restaurant companies)

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2026 PROXY STATEMENT
Pay vs. Performance Comparison

Relationship to Compensation Actually Paid
See the Compensation Discussion & Analysis for a description of how our Compensation Committee assesses the relationship between executive compensation and performance.
The chart below provides a comparison between (i) the total stockholder return of the Corporation and the S&P 1500 Composite Restaurants Index assuming a fixed $100 initial investment as of close of business on December 31, 2020 and reinvestment of dividends, and (ii) the compensation actually paid to the individuals serving as CEO and the average compensation actually paid to our non-CEO NEOs for the fiscal years ended January 2, 2022, January 1, 2023, December 31, 2023, December 29, 2024, and December 28, 2025.

The chart below provides a comparison between (i) the Corporation’s Net Income and (ii) compensation actually paid to the individuals serving as CEO and average compensation actually paid to our non-CEO NEOs for the fiscal years ended January 2, 2022, January 1, 2023, December 31, 2023, December 29, 2024, and December 28, 2025.

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2026 PROXY STATEMENT
Pay vs. Performance Comparison

The chart below provides a comparison between (i) the Corporation’s Adjusted EBITDA and (ii) compensation actually paid to the individuals serving as CEO and average compensation actually paid to our non-CEO NEOs for the fiscal years ended January 2, 2022, January 1, 2023, December 31, 2023, December 29, 2024, and December 28, 2025.

Policies and Practices Regarding the Grant of Equity Awards
We do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-
public
information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. The Compensation Committee has set the grant date for annual equity awards to be the close of business on the second full business day after our release of fiscal year-end earnings. In addition, we may choose to grant equity awards outside of the annual broad-based awards (e.g., as part of a new hire package or as a retention or promotional incentive). Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant. During 2025, no stock option grants were made to any of our NEOs.

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2026 PROXY STATEMENT
Equity Compensation Plan Information

Equity Compensation Plan Information

The following table provides information as of December 28, 2025 about Common Stock that may be issued under the 2019 Stock Incentive Plan, the Corporation’s 2016 Stock Incentive Plan, or the Corporation’s 2011 Stock Incentive Plan.

	(a)	(b)	(c)

Plan Category	Number of Securities to be Issued Upon Exercise of Options, Warrants, and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($) /Share	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)

Equity Compensation Plans Approved by Security Holders	539,202 (1)	$69.13 (2)	2,169,650

Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	539,202	$69.13	2,169,650

(1)	Includes 58,620 restricted stock units outstanding and 480,582 outstanding options to purchase shares of Common Stock under the incentive plan.

(2)	Represents the weighted-average exercise price of outstanding options.

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2026 PROXY STATEMENT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following members of the Board of Directors served on the Compensation Committee during 2025: Howard M. Berk (Chair), Martha C. Poulter, Matthew T. Ryan, and Lilian C. Tomovich. None of the Corporation’s executive officers or directors served on the board of directors of any entities whose directors or officers served on the Compensation Committee of the Board of Directors. No current or past executive officers or employees of the Corporation serve on the Compensation Committee and no Compensation Committee member had a relationship during 2025 that would require disclosure pursuant to Item 404 of Regulation S-K.

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2026 PROXY STATEMENT
INFORMATION ABOUT OUR EXECUTIVE OFFICERS

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

General. The following table sets forth certain information with respect to each person who is currently an executive officer of the Corporation:

Name	Age	Position and Offices with the Corporation

John W. Peyton	58	Chief Executive Officer; President, Applebee’s

Vance Y. Chang	50	Chief Financial Officer

Lawrence Y. Kim	49	President, IHOP

Christine K. Son	51	Senior Vice President, Legal, General Counsel and Secretary

Executive officers of the Corporation are appointed by, and serve at the discretion of, the Board of Directors.

Biographical information for Mr. Peyton is provided in the section entitled “Proposal One: Election of Directors.” Certain biographical information for the other executive officers is set forth below.

Mr. Chang was appointed as Chief Financial Officer of the Corporation in June 2021. Mr. Chang served as the Chief Financial Officer of Exer Urgent Care, a medical services company, from 2019 to 2021. From 2016 to 2019, Mr. Chang was the Chief Financial Officer for YogaWorks, a wellness fitness company.

Mr. Kim was appointed to the position of President, IHOP in January 2025. From August 2021 to October 2024, Mr. Kim was Chief Innovation Officer at Yum! Brands in Irvine, California. From November 2020 until August 2021, he served as Vice President, Global Brand Strategy & Planning, and from July 2019 to November 2020, he was Vice President, Marketing & Global Growth for Taco Bell in Irvine, California.

Ms. Son was appointed as Senior Vice President, Legal, General Counsel and Secretary of the Corporation in April 2021. Ms. Son joined the Corporation in 2011 and served as Vice President, Deputy General Counsel and Assistant Secretary from 2019 to 2021 and as Vice President, Associate General Counsel from 2014 to 2019.

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2026 PROXY STATEMENT
AUDIT-RELATED MATTERS

AUDIT-RELATED MATTERS

Change in Independent Registered Public Accounting Firm

As previously disclosed, on August 4, 2025, the Audit Committee dismissed Ernst & Young LLP (“EY”) as the Corporation’s independent registered public accounting firm and approved the engagement of KPMG LLP (“KPMG”) as the Corporation’s independent registered public accounting firm for the fiscal year ended December 28, 2025.

EY’s audit reports on the Corporation’s consolidated financial statements for the fiscal years ended December 29, 2024 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Corporation’s fiscal years ended December 29, 2024 and December 31, 2023, and the subsequent interim period through August 4, 2025, (i) there were no “disagreements” (within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K) between the Corporation and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreements in connection with their reports; and (ii) there were no “reportable events” (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K).

During the Corporation’s fiscal years ended December 29, 2024 and December 31, 2023, and the subsequent interim period through August 4, 2025, neither the Corporation, nor anyone on its behalf, consulted KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report nor oral advice was provided to the Corporation that KPMG concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has determined that:

•

each Audit Committee member is “independent” under the corporate governance listing standards of the NYSE and is or will become “financially literate,” as defined by the NYSE, within a reasonable period of time after appointment to the Audit Committee;

•	each member of the Audit Committee satisfies the “financial management expertise” standard, as required by the NYSE; and

•	Arthur F. Starrs, Chairman of the Audit Committee, is an “audit committee financial expert,” as defined by the SEC.

Management is responsible for the preparation of financial statements and the financial reporting process, including the system of internal controls over financial reporting. KPMG, the Corporation’s independent auditor, is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for assisting the Board of Directors in monitoring:

•	the integrity of the Corporation’s financial statements;

•	the Corporation’s compliance with legal and regulatory requirements;

•	the Corporation’s independent auditor’s qualifications and independence; and

•	the performance of the Corporation’s independent auditor and the Corporation’s internal audit function.

It is the Audit Committee’s policy to review and approve in advance all proposed audit and non-audit services to be provided by the Corporation’s independent auditor.

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AUDIT-RELATED MATTERS

The Audit Committee appoints and annually evaluates the performance of the independent auditor. The Audit Committee, as a matter of good corporate governance, directed management in 2025 to solicit a request for proposal (“RFP”) from several independent public accounting firms, including EY, to serve as the independent auditor for the year ended December 28, 2025. At the conclusion of the proposal process, the Audit Committee selected KPMG as the Company’s independent auditor based on the consideration of the criteria in the RFP, including: industry credentials, team experience, audit methodology, efficiency, and technology integration among others.

During 2025, the Audit Committee met nine times and held separate discussions with management, the Corporation’s internal auditors and the independent auditor. The Audit Committee reviewed and discussed the Corporation’s interim financial information contained in each quarterly earnings announcement with the Corporation’s Chief Executive Officer, Chief Financial Officer, General Counsel and the independent auditor prior to public release. The Audit Committee reviewed the Corporation’s quarterly financial statements with management and the independent auditor.

Management has represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed with management and KPMG the Corporation’s fiscal year ended December 28, 2025 annual consolidated financial statements. The Audit Committee has also discussed the following with KPMG:

•

the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (United States) and the SEC which include, among other items, matters related to the conduct of the audit of the Corporation’s annual consolidated financial statements;

•

the critical accounting policies and practices used in the preparation of the Corporation’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that KPMG discussed with management, the ramifications of using such alternative treatments, and the treatment preferred by KPMG; and

•	other written communications between KPMG and management.

In addition, the Audit Committee has received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG the firm’s independence from the Corporation and management, including all relationships between KPMG and the Corporation.

The Audit Committee has considered whether the provision of non-audit services by KPMG in the fiscal year ended December 28, 2025 is compatible with maintaining the auditors’ independence and determined that the provision of non-audit services by KPMG is compatible with maintaining the auditors’ independence. The Audit Committee discussed with the Corporation’s internal auditors, KPMG and management the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and KPMG, with and without management present, to discuss the results of their respective audits, the evaluations of the Corporation’s internal controls over financial reporting, and the overall quality of the Corporation’s financial reporting. The Audit Committee also discussed with KPMG whether there were any audit problems or difficulties, and management’s response. In addition, the Audit Committee monitored the Corporation’s compliance activities relating to the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 28, 2025, for filing with the SEC.

The Audit Committee also selected KPMG as the Corporation’s independent auditor for the fiscal year ending January 3, 2027. The Board of Directors is recommending that stockholders ratify this appointment at the Annual Meeting.

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AUDIT-RELATED MATTERS

THIS REPORT IS SUBMITTED BY THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Arthur F. Starrs (Chairman)

Howard M. Berk

Amanda Clark

Richard J. Dahl

Douglas M. Pasquale

Martha C. Poulter

Enrique Silva

Independent Auditor Fees

The following table sets forth information concerning KPMG’s fees for the fiscal year ended December 28, 2025 and for the fiscal year ended December 29, 2024. All of the fees shown in the table were approved by the Audit Committee in conformity with its pre-approval process.

Type of Fee	2025	2024

Audit Fees	$1,349,000	—

Audit-Related Fees	—	—

Tax Fees	$5,000	—

All Other Fees	—	—

Total	$1,354,000	—

Audit Fees comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Corporation’s annual financial statements (including services incurred in rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Audit fees also include fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees comprise fees for services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements, including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and review of retirement and other benefit-related programs.

Tax Fees comprise fees for tax compliance, tax planning, and tax advice, including the provision of such services in connection with business acquisition and divestiture activities.

All Other Fees consists of fees relating to other non-audit and non-tax services.

Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

The Audit Committee reviews and, as appropriate, approves in advance the independent auditor’s annual engagement letter, including the proposed fees contained therein. The Audit Committee also reviews all audit and permitted non-audit engagements and relationships between the Corporation and its independent auditor, and approves in advance all of the fees related thereto. These services may include audit services, audit-related services, tax services, and other specifically designated non-audit services.

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has designated the ten nominees listed below for election as directors of the Corporation, each to serve for a term of one year that will expire at the Corporation’s 2027 annual meeting of stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

Your proxy will be voted as specified thereon or, if no instructions are given, for the Board of Directors nominees; however, the persons designated to vote proxies reserve full discretion to vote the shares represented by the proxies for the election of any substitute nominee or nominees designated by the Board of Directors in the event the nominee who would otherwise receive the votes is unavailable or unable to serve as a candidate for election as a director. The Board of Directors has no reason to believe that any of the nominees, each of whom currently serves on the Board of Directors, will be unavailable or unable to serve if elected.

The Board of Directors believes that each of the director nominees and continuing directors is well qualified to serve on the Board of Directors, and each of the nominees brings his or her particular business, industry and financial experience and expertise to the Board of Directors. The Board of Directors believes that the backgrounds and qualifications of all of the directors, considered as a group, provide a complementary blend of diversity, experience, knowledge, and abilities. The table below shows areas relevant to our business where our director nominees have additional skills, education, experience, or prior leadership oversight:

Restaurant / Hospitality Executive Leadership		✓		✓	✓	✓	✓	✓	✓	✓

Franchise Experience		✓		✓	✓	✓	✓	✓	✓	✓

Accounting/Finance	✓	✓		✓					✓

Operations Management		✓	✓	✓	✓		✓	✓	✓

Marketing/Consumer Insights		✓			✓		✓	✓		✓

Cybersecurity/Technology Strategy						✓				✓

M&A Experience/Capital Management	✓			✓					✓

International	✓	✓			✓		✓	✓	✓	✓

Corporate Governance			✓	✓

Public C-Suite Leadership		✓	✓	✓	✓	✓	✓		✓	✓

Public Company Board		✓		✓		✓		✓	✓

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The following paragraphs give the name and age of each director nominee, as well as each nominee’s business experience over the last five years or more. Immediately following the description of each nominee’s business experience is a description of the particular experience, skills and qualifications that were instrumental in the Nominating and Corporate Governance Committee’s determination that the nominee should serve as a director of the Corporation.

Howard M. Berk (age 60) Director since 2009 • Chair of the Compensation Committee • Member of the Audit Committee

Mr. Berk has served as an Advisory Partner of BDT & MSD Partners, a merchant bank with an advisory and investment platform, since 2021. From 2002 to 2021, Mr. Berk was a Partner at MSD Capital/MSD Partners, L.P., a private investment firm. From 1998 to 2002, Mr. Berk was managing director of TG Capital Corp., an investment group that manages the capital of a single family and acquires and invests in both public and private companies. From 1995 to 1998, Mr. Berk was with The Stenbeck Group, acquiring and managing businesses in multiple countries. Prior to that, he was with Goldman, Sachs & Co., where he worked in the principal investment area, as well as the mergers and acquisitions department. Mr. Berk’s qualifications to sit on the Corporation’s Board of Directors include his experience in dealing with public company boards of directors from a public investor perspective and his experience in finance and managing and investing private capital.

Amanda Clark (age 46) Director since 2026 • Member of the Audit Committee

Ms. Clark has served as the Chief Executive Officer of WellBiz Brands Inc., a beauty and wellness platform that spans multiple brands with over 750 locations, since March 2024. Prior to that, Ms. Clark held various roles at Papa John’s International, Inc., a global restaurant business, including Chief Operating Officer, International from September 2023 to March 2024, Chief International and Development Officer from June 2022 to March 2024, and Chief Development Officer from February 2020 to June 2022. Prior to Papa John’s, Ms. Clark spent 5 years with Taco Bell, a division of Yum! Brands and global restaurant business, holding various positions including Executive Vice President of Restaurant Experience from 2018 to 2022 and Head of North American Development and General Manager of Canada from 2017 to 2018, among others. Before joining Taco Bell, Ms. Clark spent over a decade at The Procter & Gamble Company. She currently serves on the board of directors for Coursera, Inc., one of the world’s largest online learning companies, and has since November 2020. Ms. Clark’s qualifications to sit on the Corporation’s Board of Directors include her leadership experience with franchised restaurant and beauty brands, operational experience in the restaurant industry, and public company board experience.

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Michael C. Hyter (age 68) Director since 2020 • Chair of the Nominating and Corporate Governance Committee • Business and Responsibility Board Liaison

Mr. Hyter has served as the President and Chief Executive Officer of the Executive Leadership Council since March 2021, a membership organization for chief executive officers, board directors, and senior executives. Mr. Hyter was the Chief Diversity Officer at Korn Ferry International, an organizational and people advisory firm, from June 2020 to February 2021, and was Managing Partner of Korn Ferry International from September 2012 to June 2020. Previously, Mr. Hyter served as the President and Managing Partner of Global Novations LLC, a provider of diversity, inclusion, and leadership development solutions, from 2006 to September 2012. From 2001 to 2006, Mr. Hyter served as President and Chief Executive Officer of Novations LLC. Mr. Hyter’s qualifications to sit on the Corporation’s Board of Directors include his prior experience in senior executive positions, his experience in management, and his leadership in diversity and inclusion-driven corporate growth strategies.

Douglas M. Pasquale (age 70) Director since 2013 Chairman since 2025 • Member of the Audit Committee • Member of the Nominating and Corporate Governance Committee

Mr. Pasquale currently serves as Chief Executive Officer of Capstone Enterprises Corporation, a private investment and consulting firm he founded in 2012. Mr. Pasquale served as Nationwide Health Properties’ chairman of the board of directors from 2009 to 2011, President and Chief Executive Officer from 2004 to 2011, and Executive Vice President and Chief Operating Officer from 2003 to 2004. He served as a Director of Nationwide Health Properties from 2003 to 2011. He currently serves on two other NYSE boards of directors including Terreno Realty Corporation since 2010 and Sunstone Hotel Investors, Inc. since 2011. Mr. Pasquale received his B.S. degree in Accounting and his M.B.A. degree with highest honors from the University of Colorado and guest lectures at several universities. Mr. Pasquale’s qualifications to sit on the Corporation’s Board of Directors include his successful leadership in the real estate industry and extensive experience and skills in leadership, management, finance, mergers and acquisitions and strategic planning.

John W. Peyton (age 58) CEO and Director since 2021

Mr. Peyton has served as the Chief Executive Officer of the Corporation since January 2021. Mr. Peyton served as President and Chief Executive Officer of Realogy Franchise Group from 2016 to December 2020. Prior to Realogy, Mr. Peyton spent 17 years with Starwood Hotels and Resorts Worldwide, holding various positions including Chief Marketing Officer, Senior Vice President of Global Operations and Chief Operations Officer, North America Hotel Division, among others. Mr. Peyton’s qualifications to sit on the Corporation’s Board of Directors include his insight into our operations and strategy as Chief Executive Officer as well as his extensive prior experience in senior leadership roles.

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Martha C. Poulter (age 57) Director since 2021 • Member of the Audit Committee • Member of the Compensation Committee • Cyber Security Liaison

Ms. Poulter is Senior Vice President and Chief Information Officer for Royal Caribbean Group, a global cruise company. In this role, she leads Royal Caribbean Group’s global IT team both on shore and shipboard across multiple brands including Royal Caribbean International, Celebrity Cruises, and Silversea Cruises. Prior to joining Royal Caribbean in 2018, Ms. Poulter was Executive Vice President and Chief Information Officer at Starwood Hotels & Resorts Worldwide, Inc. Before joining Starwood in 2014, Ms. Poulter served as Vice President and Chief Information Officer at GE Capital with global responsibility for IT strategy and operations. Ms. Poulter holds a B.S.E. degree in Computer Science and Engineering from the University of Connecticut and completed her M.B.A. at the University of New Haven. Ms. Poulter’s qualifications to sit on the Corporation’s Board of Directors include her many years of information and IT operations leadership experience in various industries, including hospitality and financial services.

Matthew T. Ryan (age 62) Director since 2026 • Member of the Compensation Committee

Mr. Ryan served as Chief Executive Officer of Soli Organic, the market leader in organic controlled environment agriculture, from June 2021 to August 2025. Matt brings to the table over 35 years of experience at blue chip growth companies in retail, CPG and entertainment, including Starbucks and The Walt Disney Company. He was the Executive Vice President, Chief Strategy Officer and Chief Marketing Officer of Starbucks from 2013-2020. He has also held strategic planning roles with several national and international advertising agencies and currently serves on the Board of Directors for Kaiser Permanente Hospitals and Health Care Plan. Mr. Ryan’s qualifications to sit on the Corporation’s Board of Directors include his franchise experience across the restaurant and hospitality industries.

Enrique Silva (age 60) Director since 2026 • Member of the Audit Committee

Mr. Silva is the former Chief Executive Officer and President of Culver’s Franchising System, LLC, a quick-service restaurant company, from March 2021 to February 2025, and the former Chief Executive Officer and President of Checkers Drive-In Restaurants Inc., the franchisor and operator of Checkers and Rally’s restaurants, from 2007 to 2020. Prior to that, Mr. Silva served in various executive officer roles at Burger King. He is currently the chairman of the board of directors of Zips Car Wash LLC, one of the largest car wash operators in the U.S. Mr. Silva was also a director of Anywhere Real Estate Inc., a global leader in residential real estate services, beginning in 2022 until its acquisition by Compass, Inc. in January 2026. Mr. Silva’s qualifications to sit on the Corporation’s Board of Directors include his extensive leadership and operational experience in the franchised restaurant industry and his public company board experience.

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Arthur F. Starrs (age 48) Director since 2023 • Chair of the Audit Committee

Mr. Starrs is President and Chief Executive Officer of Harley-Davidson, Inc., a motorcycle manufacturer and lifestyle brand, and has served in such capacity since October 2025. Prior to Harley-Davidson, Mr. Starrs was Chief Executive Officer of Topgolf International, Inc., a sports entertainment company, and served in such capacity from April 2021 to October 2025. Prior to Topgolf, Mr. Starrs was the Global Chief Executive Officer of Pizza Hut, a division of Yum! Brands and global restaurant business, from July 2019 until April 2021. He was President of Pizza Hut U.S. from April 2016 to July 2019, and General Manager of Pizza Hut U.S. from October 2015 to April 2016. Prior to that he served as Chief Financial Officer of Pizza Hut U.S. from January 2014 to October 2015 and Vice President, Finance, from August 2013 to December 2013. He previously served on the board of directors for Grubhub, Inc. and currently serves as a board member for Harley-Davidson, Inc. and Five Iron Golf. He is a member of numerous non-profit boards, including The First Tee of Greater Dallas and Greenhill School. Mr. Starrs’ qualifications to sit on the Corporation’s Board of Directors include his franchise experience across the restaurant and hospitality industries, his experience in management and finance, and his service on the boards of directors of public and private companies.

Lilian C. Tomovich (age 57) Director since 2017 • Member of the Compensation Committee • Member of the Nominating and Corporate Governance Committee

Ms. Tomovich has served as the Chief Marketing and Experience Officer of Barclays US Consumer Bank since September 2021. Ms. Tomovich served as the Chief Marketing Officer of Grove Collaborative, a consumer products company, from August 2020 to February 2021. She served as the Chief Marketing and Experience Officer for MGM Resorts International, a global hospitality company, from July 2014 to December 2019. Ms. Tomovich served as the Senior Vice President, US Consumer Marketing for MasterCard Worldwide, a global payment solutions company, from 2013 to 2014 and was the country head of Marketing for Canada from 2010 to 2013. Ms. Tomovich’s qualifications to sit on the Corporation’s Board of Directors include her 30 plus years of driving growth and transformation through both digital and marketing experience across all industries including hospitality, food & beverage, entertainment, retail, financial services, and telecom industries.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION

OF ALL OF THE DIRECTOR NOMINEES.

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PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE CORPORATION’S INDEPENDENT AUDITOR FOR THE 2026 FISCAL YEAR

Ernst & Young LLP and KPMG LLP each served as the Corporation’s independent auditor for a part of the fiscal year ended December 28, 2025 and the Audit Committee has unanimously selected KPMG LLP to serve as the Corporation’s independent auditor for the fiscal year ending January 3, 2027.

Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders do not approve this proposal, the Audit Committee will reconsider the appointment of KPMG LLP as the Corporation’s independent auditor.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE CORPORATION’S INDEPENDENT

AUDITOR FOR THE FISCAL YEAR ENDING JANUARY 3, 2027.

PROPOSAL THREE: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, the Board of Directors provides stockholders with the opportunity to cast an advisory vote on the Corporation’s executive compensation. Pursuant to an advisory vote at our 2023 annual meeting, our stockholders elected to hold such advisory votes on an annual basis until the next vote regarding the frequency of future advisory votes, which will occur at the annual meeting in 2029.

The core of the Corporation’s executive compensation policies and practices continues to be to pay-for-performance. Our executive compensation programs and policies are designed to compensate our executive officers in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. The Board of Directors believes the Corporation’s compensation programs and policies are strongly aligned with the long-term interests of the stockholders of the Corporation.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement for additional details on executive compensation, including the Corporation’s compensation philosophy and objectives and the 2025 compensation of the Corporation’s NEOs.

The Board of Directors recommends that stockholders indicate their support for the compensation of the Corporation’s NEOs and the Corporation’s compensation philosophy as described in this proxy statement by approving the following resolution:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Corporation’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table, other compensation tables, narrative discussion and related disclosure.”

Although this vote is advisory and therefore non-binding on the Corporation, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL,

ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED

EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL FOUR: AN ADVISORY VOTE TO PROVIDE STOCKHOLDERS THE RIGHT TO CALL A SPECIAL MEETING OF THE STOCKHOLDERS AT A 25% OWNERSHIP THRESHOLD

We are conducting an advisory vote to gather stockholder perspectives on allowing stockholders owning a combined 25% or more of our outstanding common stock the right to call a special meeting of stockholders.

General

If stockholders approve this proposal, the Board intends to amend our Amended and Restated Certificate of Incorporation (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”) to provide stockholders owning a combined 25% or more of the Corporation’s outstanding common stock with the right to request a special meeting of stockholders.

Currently, under the Corporation’s Charter and Bylaws, our stockholders do not have the right to request that the Corporation call a special meeting of stockholders. As part of the Board’s and the Nominating and Corporate Governance Committee’s review of the Corporation’s corporate governance standards, the Board and the Nominating and Corporate Governance Committee have determined it is appropriate and timely to provide stockholders with the right to request a special meeting of stockholders. Any amendment to the Corporation’s Charter would require the approval of the Corporation’s stockholders at the next annual meeting.

This Proposal 4 is the product of the Board and the Nominating and Corporate Governance Committee’s continuing review of our corporate governance practices, stockholder feedback, our assessment of trends and best practices in corporate governance, and the receipt of the stockholder proposal regarding special meeting rights included in this Proxy Statement (Proposal 4). After careful consideration, the Board and the Nominating and Corporate Governance Committee believes that the adoption of a right for stockholders to request a special meeting at an ownership threshold of 25% in this proposal, instead of the 15% ownership threshold suggested in the stockholder proposal (Proposal 5), establishes the appropriate balance between enhancing stockholder rights and adequately protecting stockholder interests.

Overview and Effects of the Amendments

While the Board recognizes that providing stockholders with the right to request special meetings is a meaningful corporate governance practice, the Board considers special meetings to be extraordinary events that a significant number of stockholders should support. Special meetings should not be a mechanism that a small group of stockholders can misuse to advance private agendas and interests that our broader stockholder base may not share. In addition, organizing and preparing for a special meeting can result in substantial expenses to the Corporation and divert significant time and attention of our Board and management away from their primary focus of operating our business and creating long-term stockholder value.

The stockholder proposal in this Proxy Statement (Proposal 5) seeks a 15% common stock ownership threshold for requesting special meetings. The Board believes that requiring a higher common stock ownership threshold for stockholders to request a special meeting would strike a more appropriate balance between enhancing stockholder rights and mitigating the risk that a small minority of stockholders with narrow self-interests that may not be shared by the majority of the Corporation’s stockholders could waste corporate resources and disrupt our business. The Board believes it would be prudent and in the best interests of the Corporation and its stockholders to establish a threshold that would require more than a nominal number of stockholders to request a special meeting.

In addition, a 25% ownership threshold is more consistent with market practice. The vast majority of S&P 500 companies (approximately 80%) that provide a special meeting right for stockholders include an ownership threshold requirement in the range of 10%-25%. In that range, a 25% threshold is the most common, with 129 companies at that threshold, while only 62 companies use a 15% threshold.

Accordingly, the Board is proposing to amend the Charter and Bylaws to require that, to request a special meeting, stockholders must hold, at the time the special meeting request is delivered and through the date of any resulting special meeting, beneficial ownership of at least 25% of our outstanding shares of common stock. The Board is presenting this approach to stockholders for approval in this non-binding, advisory proposal. The proposed special meeting Bylaw amendments are contemplated to include customary procedural requirements.

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The Board Opposes the Competing Stockholder Proposal Regarding Special Meeting Rights in this Proxy Statement

As noted above, a stockholder proponent has notified us that he intends to submit Proposal 5 at the Annual Meeting, which is an advisory and non-binding stockholder proposal asking the Board to take steps to provide stockholders with a right to call special meetings using a significantly lower ownership threshold of 15%. For the reasons outlined above, as well as in our Statement in Opposition to Proposal 5, the Board believes that a 25% ownership threshold to call a special meeting, as set forth in this Proposal 4, is more closely aligned with market practice and more appropriately balances the rights of stockholders with the long-term interests of the Corporation and our stockholders.

Procedural Matters

If approved, this proposal would not automatically provide stockholders with the right to request special meetings, as this proposal is a non-binding recommendation to the Board to establish a special meeting right at a 25% ownership threshold. However, if stockholders approve this proposal, the Board intends to amend the Charter, subject to stockholder approval, and the Bylaws to include this special meeting right.

Approval of this Proposal 4 is not conditioned on approval or disapproval of the stockholder proposal (Proposal 5).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THIS NON-BINDING ADVISORY PROPOSAL

PROPOSAL FIVE: A STOCKHOLDER PROPOSAL REGARDING THE RIGHT OF STOCKHOLDERS TO CALL A SPECIAL MEETING OF STOCKHOLDERS AT A 15% OWNERSHIP THRESHOLD

The Corporation received from The Accountability Board (the “Accountability Board”) the following stockholder proposal (for purposes of this section, the “Accountability Board Proposal”) for action at the Annual Meeting. The Accountability Board has indicated that it has continuously held at least $2,000 in market value of the Corporation’s securities entitled to be voted on the Accountability Board Proposal for at least three years, and confirmed its intention to continue to hold those securities through the date of the Annual Meeting.

The Accountability Board Proposal will be voted on at the Annual Meeting upon proper presentation by the Accountability Board. The following text of the Accountability Board Proposal and supporting statement appears exactly as received by the Corporation. All statements contained in the Accountability Board Proposal are the sole responsibility of the Accountability Board.

RESOLVED: Shareholders ask the Board to take the steps necessary to amend the governing documents, to give shareholders with an aggregate of at least 15% of outstanding common stock the power to call special meetings of shareholders.

SUPPORTING STATEMENT:

DEAR FELLOW SHAREHOLDERS:

Shareholders’ right to call a special meeting is essential for their ability to effectively engage management and is a widely supported aspect of good corporate governance.

As the Council of Institutional Investors’ Principles on Corporate Governance state, “Shareowners should have the right to call special meetings.”

Glass Lewis says it “strongly supports the right of shareholders to call special meetings.”

And Institutional Shareholder Services (ISS) has reported: “In terms of day-to-day governance, shareholders may lack an important right, the ability to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, if they are unable to act at a special meeting of their calling. Shareholders could also be powerless to respond to a beneficial offer if the bidder cannot call a special meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns.”

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

Major institutional investors support the right, too.

For example, BlackRock says “shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting” and, accordingly “should have the right to call a special meeting.”

Yet Dine Brands doesn’t provide this right.

While the need to actually call special shareholder meetings is rare, the right of shareholders to call them provides a critical accountability tool. And when they are necessary, they enable shareholders to address matters that shouldn’t be delayed until the annual meeting. Because they can involve substantial resources, a sufficient threshold percentage of shareholders should be required to call a special meeting, to guard against a small number abusing the right for their own interests rather than for those shared by the majority of shareholders.

In this case, we believe a 15% ownership threshold would be appropriate and provide shareholders a meaningful right to request a special meeting while mitigating the risk of corporate resources being wasted to serve narrow interests of a few minority shareholders.

Such a threshold is widely supported:

BlackRock supports “a minimum of 15%” threshold. Vanguard supports establishing this right, “as long as the ownership threshold is not below 10%.” ISS supports proposals to establish this right, and says its preference is a 10% threshold. And Glass Lewis generally favors a 10-15% threshold.

Based on the foregoing, we believe support for this request is in the best interest of our company and its shareholders. Thank you.

THE BOARD OF DIRECTORS’ RESPONSE TO THE STOCKHOLDER PROPOSAL

The Board of Directors recommends that you vote AGAINST this proposal.

After carefully considering the Stockholder Proposal, the Board has concluded that it is not in the best interests of the Corporation and its stockholders for the reasons outlined below. Accordingly, the Board unanimously recommends a vote AGAINST the proposal. Instead, the Board supports and encourages stockholders to vote in favor of Proposal 4 to establish a special meeting at an ownership threshold at 25%.

The Board recognizes that providing stockholders the ability to request a special meeting is a meaningful governance mechanism. Accordingly, the Board recommends that stockholders approve the alternate proposal (Proposal 4) to provide stockholders owning a combined 25% of our outstanding shares of common stock to request a special meeting. As further described in Proposal 4, the Board believes a 25% ownership threshold strikes the appropriate balance between enhancing stockholder rights and protecting the long-term interests of the Corporation and its stockholders and does not support the 15% ownership threshold in the Stockholder Proposal.

The Board has determined that the Corporation’s special meeting right proposal better ensures that stockholders have the right to request a special meeting to act on extraordinary and urgent matters and minimizes the risk that a small minority of stockholders will pursue special interests that are not aligned with or in the best interests of stockholders generally and cause the Corporation to unduly incur substantial costs and distraction. Special meetings, regardless of whether the meeting is held in person or virtually, impose significant costs, both administrative and operational, and the Board, management and employees must devote significant time and attention to preparing for a special meeting, which takes their time and attention away from their primary focus of overseeing and operating the Corporation’s business and creating stockholder value. Accordingly, the Board believes that special meetings are extraordinary events which should be held only if a substantial number of stockholders agree that a special meeting is necessary to discuss critical, time-sensitive issues that cannot wait until the next annual meeting and believes the 25% threshold is appropriate. A failure to receive 25% support to convene a special meeting is a strong indicator that the issue is unduly narrow and not deemed critical by the stockholders generally. Providing a special meeting request right at a lower threshold risks giving a small number of stockholders a disproportionate amount of influence over the affairs of the Corporation and the ability to advance their special interests at the expense of the stockholders generally.

67

2026 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

A 25% ownership threshold is also more consistent with current market practice. The Corporation monitors trends in corporate governance and compares and evaluates new developments against the Corporation’s current practices. In addition, a 25% ownership threshold is more consistent with market practice. The vast majority of S&P 500 companies (approximately 80%) that provide a special meeting right for stockholders include an ownership threshold requirement in the range of 10%-25%. In that range, a 25% threshold is the most common, with 129 companies at that threshold, while only 62 companies use a 15% threshold.

According to its most recent proxy voting guidelines, BlackRock supports proposals for a special meeting right that set the ownership threshold at an ownership range of 15% to 25%, and Vanguard’s proxy voting policy indicates support for a special meeting right at an ownership threshold range of 10% to 25%. An ownership threshold of 25% is expected to be acceptable to both BlackRock and Vanguard according to their published voting policies.

Furthermore, setting the threshold to call a special meeting at 25% versus 15% is appropriate given the Corporation’s strong existing corporate governance policies and practices that demonstrate its accountability to its stockholders. Our key substantive stockholder rights and governance practices, which are also described more extensively elsewhere in this Proxy Statement, include the following:

•	9 of the 10 director nominees are independent;

•	Split chairman and Chief Executive Officer roles;

•	All directors stand for election annually;

•	Majority voting standard in director elections;

•	Independent Audit, Compensation, and Nominating and Governance Committees;

•	Commitment to regular engagement with stockholders to solicit views and input on important topics; and

•	Annual stockholder vote on compensation practices.

In addition, we are committed to fostering long-term and institution-wide relationships with stockholders and maintaining their trust and goodwill.

Procedural Matters

Approval of this Stockholder Proposal is not conditioned on approval or disapproval of the Board’s special meeting proposal (Proposal 4).

If approved, this proposal would not automatically provide stockholders with the right to request special meetings at a 15% ownership threshold, as this proposal is a non-binding recommendation to the Board.

Recommendation

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST

THIS STOCKHOLDER PROPOSAL AND FOR THE BOARD’S PROPOSAL 4.

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2026 PROXY STATEMENT
PROPOSALS OF STOCKHOLDERS

PROPOSALS OF STOCKHOLDERS

The Board of Directors will make provision for presentation of proposals of stockholders at the 2027 annual meeting of stockholders provided such proposals are submitted by eligible stockholders who have complied with the Bylaws of the Corporation and/or the relevant regulations of the SEC. In order for any such proposals to be considered for inclusion in the proxy materials for the 2027 annual meeting of stockholders pursuant to Rule 14a-8, the proposal should be mailed to Dine Brands Global, Inc., Attn: Office of the Secretary, 10 West Walnut Street, 5th Floor, Pasadena, California 91103, and must be received no later than November [●], 2026.

Stockholders who intend to present a proposal at the 2027 annual meeting of stockholders without inclusion of such proposal in the Corporation’s proxy materials or to nominate a director to stand for election at the 2027 annual meeting of stockholders are required to provide notice of such proposal or nomination to the Corporation no earlier than January 14, 2027 and no later than February 13, 2027 and must otherwise comply with the requirements set forth in our Bylaws. In addition to satisfying these, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 15, 2027.

The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

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2026 PROXY STATEMENT
HOUSEHOLDING OF PROXY MATERIALS

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits us to deliver a single copy of the notice, proxy statement and annual report to stockholders who have the same address and last name, unless we have received contrary instructions from such stockholders. Each stockholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information you receive and reduce our printing and postage costs. We will promptly deliver a separate copy of the notice, proxy statement and annual report to any such stockholder upon written or oral request. A stockholder wishing to receive a separate notice, proxy statement or annual report can notify us at Dine Brands Global, Inc., Investor Relations, 10 West Walnut Street, 5th Floor, Pasadena, California 91103, telephone: (866) 995-DINE. Similarly, stockholders currently receiving multiple copies of these documents can request the elimination of duplicate documents by contacting us as described above.

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2026 PROXY STATEMENT
OTHER BUSINESS

OTHER BUSINESS

As of the date of this proxy statement, the management of the Corporation is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

By Order of the Board of Directors,

Christine K. Son

Senior Vice President, Legal, General Counsel and Secretary

March [●], 2026

Pasadena, California

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2026 PROXY STATEMENT
APPENDIX A

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions)

This proxy statement includes references to the Corporation’s non-GAAP financial measure “adjusted EBITDA.” Management may use non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions. Additionally, adjusted EBITDA is a metric used in determining payouts under the Corporation’s annual cash incentive plan. Management believes that non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Corporation’s performance compared to prior periods and the marketplace. Adjusted EBITDA is a supplemental non-GAAP financial measure and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP.

Reconciliation of the Corporation’s net income to “adjusted EBITDA.” The Corporation defines adjusted EBITDA as net income or loss, adjusted for the effect of interest expense, income tax provision or benefit, depreciation and amortization, non-cash stock-based compensation, closure and impairment charges, gain or loss on extinguishment of debt, gain or loss on disposition of assets, and other items deemed not reflective of current operations. Management may use certain non-GAAP measures along with the corresponding U.S. GAAP measures to evaluate the performance of the Corporation and to make certain business decisions.

	Q4 2025	Q4 2024	2025	2024

Net income (loss), as reported	$(12.2)	$5.2	$17.1	$64.9

Interest charges on finance leases	0.7	0.7	2.7	2.9

All other interest charges	24.1	20.6	88.7	82.9

Income tax provision (benefit)	(4.4)	2.6	8.1	24.7

Depreciation and amortization	11.3	10.1	42.7	39.2

Non-cash stock-based compensation	3.5	3.4	13.2	16.0

Closure and impairment charges	32.4	7.8	40.0	9.2

Loss on extinguishment of debt	—	—	0.9	—

(Gain) loss on disposition of assets	(0.4)	(3.1)	(0.5)	(3.2)

Organization restructuring costs	1.0	2.7	2.1	2.7

Company preopening and transition costs	2.6	—	2.7	—

Other	1.4	0.1	2.1	0.6

Adjusted EBITDA	$59.8	$50.1	$219.8	$239.8

A-1

MMMMMMMMMMMM
MMMMMMMMM
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
2026 Annual Meeting Proxy Card
q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q
Proposals — The Board of Directors recommends a vote FOR all director nominees listed, FOR Proposals 2, 3 and 4, and AGAINST A
Proposal 5.
1. To elect ten directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified:
For Against Abstain For Against Abstain For Against Abstain
01—Howard M. Berk 02—Amanda Clark 03—Michael C. Hyter
04—Douglas M. Pasquale 05—John W. Peyton 06—Martha C. Poulter
07—Matthew T. Ryan 08—Enrique Silva 09—Arthur F. Starrs
10—Lilian C. Tomovich
2. Ratification of the appointment of KPMG LLP as the For Against Abstain 3. Approval, on an advisory basis, of the compensation of the For Against Abstain Corporation’s independent auditor for the 2026 fiscal year. Corporation’s named executive officers.
4. Approval, on an advisory basis, to provide stockholders the 5. A stockholder proposal regarding the right of stockholders to call right to call a special meeting of the stockholders at a 25% a special meeting of stockholders at a 15% ownership threshold. ownership threshold.
B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1 UPX 678668
049CSB

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/DIN
q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q
Dine Brands Global, Inc.
Notice of 2026 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting — May 14, 2026
John W. Peyton and Christine K. Son, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dine Brands Global, Inc. to be held on May 14, 2026 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the director nominees, FOR Proposals 2, 3 and 4, and AGAINST Proposal 5.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)

MMMMMMMMMMMM
MMMMMMMMMMMMMMM C123456789
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Your vote matters – here’s how to vote!
MR A SAMPLE You may vote online or by phone instead of mailing this card.
DESIGNATION (IF ANY)
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ADD 4
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2026 Annual Meeting Proxy Card 1234 5678 9012 345
q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q
Proposals — The Board of Directors recommends a vote FOR all director nominees listed, FOR Proposals 2, 3 and 4, and AGAINST A
Proposal 5.
1. To elect ten directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified:
For Against Abstain For Against Abstain For Against Abstain
01—Howard M. Berk 02—Amanda Clark 03—Michael C. Hyter
04—Douglas M. Pasquale 05—John W. Peyton 06—Martha C. Poulter
07—Matthew T. Ryan 08—Enrique Silva 09—Arthur F. Starrs
10—Lilian C. Tomovich
2. Ratification of the appointment of KPMG LLP as the For Against Abstain 3. Approval, on an advisory basis, of the compensation of the For Against Abstain Corporation’s independent auditor for the 2026 fiscal year. Corporation’s named executive officers.
4. Approval, on an advisory basis, to provide stockholders the 5. A stockholder proposal regarding the right of stockholders to call right to call a special meeting of the stockholders at a 25% a special meeting of stockholders at a 15% ownership threshold. ownership threshold.
B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
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2026 Annual Meeting Admission Ticket
2026 Annual Meeting of Dine Brands Global, Inc. Stockholders May 14, 2026, 8:00 A.M., MDT
500 South Capitol Boulevard Boise, Idaho 83702
Upon arrival, please present this admission ticket and photo identification at the registration desk.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/DIN
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q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q
Dine Brands Global, Inc.
Notice of 2026 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting — May 14, 2026
John W. Peyton and Christine K. Son, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dine Brands Global, Inc. to be held on May 14, 2026 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the director nominees, FOR Proposals 2, 3 and 4, and AGAINST Proposal 5.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)
C Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.